UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-07412

Exact name of registrant as specified in charter:
Delaware Investments® Arizona Municipal Income Fund, Inc.

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Item 1. Reports to Stockholders

Annual Report

Delaware Investments Closed-End Municipal Bond Funds	March 31, 2010

The figures in the annual report for Delaware Investments Closed-End Municipal Bond Funds represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end funds

Table of contents

> Portfolio management review	1

> Fund basics	4

> Sector/State allocations	5

> Statements of net assets	8

> Statements of operations	21

> Statements of changes in net assets	22

> Financial highlights	23

> Notes to financial statements	27

> Report of independent registered public accounting firm	34

> Other Fund information	35

> Board of trustees/directors and officers addendum	43

> About the organization	46

On January 4, 2010, Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) were sold by a subsidiary of Lincoln National Corporation to Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. For more information, including press releases, please visit www.delawareinvestments.com.

Unless otherwise noted, views expressed herein are current as of March 31, 2010 and are subject to change. Holdings are as of the date indicated and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in Delaware Investments Closed-End Municipal Bond Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

© 2010 Delaware Management Holdings. Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds
April 6, 2010

Delaware Investments Closed-End Municipal Bond Funds

The 12-month fiscal period ended March 31, 2010, was a favorable one for the Funds and for investors in tax-exempt debt in general. The strong conditions came after two very challenging years for the municipal bond market.

National economic environment

On the heels of a historically difficult prior fiscal period, the stage was set for a strong “snapback” recovery. Such a recovery came to fruition for the municipal market (as well as the broader fixed income and equity markets) early during the fiscal period. In our view, this recovery was the defining element of the period. For example, investors’ extreme risk aversion eased within weeks of the start of the period — slowly at first, and more quickly as the year progressed. The series of aggressive actions taken by the federal government as well as the Federal Reserve helped to usher in the improved conditions. In December 2008, for example, the Fed cut its target federal funds rate to a range of 0–0.25%, an all-time low. The Fed kept that policy in place throughout the Funds’ fiscal year. For its part, the federal government passed the Troubled Asset Relief Program (TARP) — a $700 billion package designed to shore up financial institutions — in October 2008. The passage and implementation of the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus package, in February 2009 also helped to ease economic distress during the Funds’ fiscal year.

By the second quarter of 2009, the worst economic and market conditions appeared to have passed, with the U.S. economy declining by an annual rate of just 0.7%. In the third quarter, gross domestic product turned to growth and expanded at an annualized 2.2% pace, while fourth-quarter growth was estimated at an annual rate of 5.9% — the best result in six years. Despite these favorable signs, joblessness remained historically high. In January 2010, the national unemployment rate stood at 9.7%; this figure was below the October 2009 peak of 10.1%, but well above the 8.2% at the start of the fiscal period. (Data for economic growth: Bureau of Economic Analysis; Employment data: Bloomberg.)

Municipal market trends

Early in the reporting period, municipal bond investors remained highly cautious. They tended to favor higher-rated securities, as these securities face limited credit risk, and shorter-maturity securities, as these bonds are typically subject to diminished interest rate risk. But as the evidence of an improving economy mounted early during the fiscal period, investors began to turn toward bonds offering the prospect of higher returns, albeit with greater risk. The rally gathered momentum in subsequent months thanks in part to a favorable technical environment that generally grew stronger throughout the annual period. The technical developments can be summarized in a few main points:
  Demand for municipal bonds was robust. The $80 billion in net inflows into tax-exempt bond mutual funds in calendar year 2009 more than doubled the previous record. (Source: Barclays Capital.)

  Although bond issuance approached a new record as well, supply of tax-exempt debt was limited by the introduction of Build America Bonds, or BABs. These bonds represent a relatively new category of taxable debt, with federally subsidized income payments. While they provided municipal issuers with an attractive alternative to traditional tax-exempt bonds, the surge in issuance of BABs continued diverting supply away from the tax-exempt market.

  Within this environment, the 2-to-30-year yield curve flattened during the year. Yields at the short end remained anchored by the fed funds rate. Yet, driven by this combination of strong demand and constrained municipal supply, yields on longer-maturity bonds declined during the period. (It is important to remember that bond yields move in the opposite direction of bond prices.)
Medium- and lower-rated municipal bonds significantly outperformed their higher-rated counterparts during the Funds’ fiscal year. Credit spreads, often viewed as a way to determine a security or asset class’s perceived level of risk, narrowed from historically high levels at the start of the fiscal period. For example, municipal bond spreads (on Baa-rated bonds) declined from 2.39 percentage points above “prime-rated” Aaa securities at the start of the period to

(continues)     1

Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

1.43 percentage points at the end of the fiscal period. Such a decline represented investors’ increased willingness to accept “risky” securities during the fiscal period. (Source: Bloomberg.)

Similar trends occurred when viewing the municipal market on a sector-by-sector basis. Namely, credits within traditionally higher-risk sectors, such as industrial development revenue (IDR), hospital, and housing bonds significantly outperformed lower-risk areas like pre-refunded bonds. (Source: Barclays Capital.) Pre-refunded bonds are found on the short end of the yield curve and have historically faced little, if any, credit risk because they are backed by the invested debt proceeds of a second bond issue, typically U.S. Treasury securities.

Fund positioning

At the beginning of the fiscal year, the Funds were allocated relatively defensively, with an emphasis on higher-rated, shorter-maturity bonds. A significant portion of the Funds’ holdings (approximately 30% across each Fund) was invested in pre-refunded securities, which, as noted above, tend to be among the least risky bonds in the municipal marketplace.

As risk tolerance re-emerged during the course of the year, we saw what we felt was an unusually attractive opportunity to gradually and methodically tilt the Funds’ portfolios toward a slightly more aggressive stance. Especially during the second and third calendar quarters of 2009, a number of new, lower-rated investment grade issues came to market that offered much-higher-than-usual levels of income at what we believed were still very attractive prices. This provided us with a dual opportunity to trade out of some of the Funds’ more defensive holdings (many of which were scheduled to mature in the coming years) for more-aggressively positioned bonds that we felt offered attractive yields and good long-term value potential for our shareholders.

More specifically, many of our new purchases across each of the Funds involved medium- and lower-medium-grade A-rated and BBB-rated issues in the healthcare, education, and transportation sectors. Additionally, we sold some of the Funds’ shorter-maturity bonds — especially those with maturities of five years or less — and replaced them with 30-year and longer bonds.

By the final quarter of 2009 and in early 2010, we had essentially completed our repositioning and began to note relatively fewer value opportunities available in the marketplace. We had sold a significant portion of our exposure to high-quality, short-maturity debt — the pre-refunded bond allocation across our closed-end funds, for example, fell to roughly 10% from 30% at the start of the fiscal year — and remained more aggressively positioned at period end.

Performance effects

Our decision to move the Funds toward a more aggressive stance proved a fruitful one when comparing each Fund’s Performance to that of its benchmark index. The types of holdings we emphasized during much of the year experienced strong returns relative to the broader municipal market.

Our best individual performers during the fiscal period largely fit the profile of the types of securities that tended to outperform during the period. Namely, they were mid- to low-investment-grade securities with long (20-plus years) maturities.

For example, a Pima County, Ariz., industrial development revenue (IDR) bond issued for the Tucson Country Day School was a top performer within Delaware Investments Arizona Municipal Income Fund, Inc. This bond was unrated by Moody’s and rated BBB- (lower medium grade) by Standard & Poor’s, and is due to mature in 2037. IDR bonds were among the top performers within Delaware Investments Colorado Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc. Within the Colorado Fund IDR bonds issued for the Colorado Convention Center in Denver rated Baa3/ BBB- by Moody’s and S&P, respectively, which mature in 2035, added to returns. Within the Minnesota Fund, IDR bonds issued for International Paper boosted the Fund’s return. These bonds are rated Baa3/BBB and mature in 2027.

The strongest performer within Delaware Investments National Municipal Income Fund came from a different sector — student housing — though it shared similar rating and maturity profiles with those of the aforementioned bonds. These bonds were issued by the Maryland State Economic Development Corporation for the University of Maryland College Park. The bonds are due to mature in 2033 and are rated Baa2 by Moody’s (unrated by S&P).

The Funds’ weakest individual performers relative to the index tended to be higher-rated, shorter-maturity bonds. For example, three of the Funds’ worst-performing bonds during the year were pre-refunded bonds. Within Delaware Investments Arizona Municipal Income Fund, Inc., pre-refunded bonds issued by the Commonwealth of Puerto Rico (which are exempt from federal, state, and local income taxes in all 50 states) detracted from returns, whereas pre-refunded bonds issued by the Colorado Educational and Cultural Facilities Authority to benefit student housing at the University of Colorado detracted from returns within Delaware Investments Colorado Municipal Income Fund, Inc.

Within Delaware Investments Minnesota Municipal Income Fund II, Inc, pre-refunded bonds issued by the Minneapolis Community Development Agency weakened the Fund’s return. Within Delaware Investments National Municipal Income Fund, a Virginia state general obligation bond notably hurt the Fund’s return. Unlike the weaker performers mentioned above, this bond was not pre-refunded; instead, it was largely punished by investors for its high credit quality (rated Aaa/AAA by Moody’s and S&P, respectively) during a period when lower-rated, higher-risk securities were most in demand.

Economic environments by state

Arizona

The Arizona economy has slowed significantly due to the housing crisis, with employment figures down significantly from their peak in 2007.

Arizona ended fiscal 2009 with a general fund balance of negative $455.9 million, down from a positive $237.3 million in fiscal 2008. Its budget stabilization fund is fully depleted. Additionally, the state is dealing with limited financial flexibility as a result of voter mandates and constitutional constraints. For example, 73% of the state’s General Fund Budget is protected from reductions due to either the federal stimulus or voter constraints. (Sources: Bureau of Labor Statistics, azcentral.com, Arizona 2008 and 2009 Comprehensive Annual Financial Report, and Moody’s.)

Colorado

As of February 2010 (latest data available), unemployment in Colorado was 7.7%, well below the national rate of 9.7%. The state’s economy is diverse, with below-average employment concentration in manufacturing and a variety of service-sector strengths. Its economic outlook is favorable, reflecting a growing population and work force, relatively low costs of living and doing business, and a mix of technology and service industries. Additionally, Colorado is a wealthy state, with per capita income that’s above the U.S. average.

Fiscal 2009, state-generated general fund revenues totaled $11.2 billion, a 0.3% increase over 2008. Colorado ended fiscal 2009 with a general fund balance of $335 million, up from $207 million in fiscal 2008. Colorado’s Required Statutory Reserve declined $3.5 million to total $148.2 million. (Sources: Bureau of Labor Statistics, The Denver Post, Colorado 2008 and 2009 Comprehensive Annual Financial Report, and Moody’s.)

Minnesota

Unemployment in Minnesota in February 2010 was 7.3%, well below the national rate of 9.7%. Two-thirds of the jobs lost in the state over the past two years have been in the manufacturing, construction, and retail trade sectors. These three industries are projected to regain only about one-quarter of their losses over the next two years.

Minnesota currently faces a budget deficit of $994 million for the 2010-2011 biennium, or 3.2% of projected biennial expenditures. The State House and Senate recently fixed about one-third of the budget problem by passing a bill that cut spending by $312 million. The budget bill cut funding for local governments, colleges and universities, environmental and natural resource programs, economic development, bus operations, courts, prisons, and state agencies. (Sources: Bureau of Labor Statistics, Minnesota Management & Budget, twincities.com, Minnesota 2008 and 2009 Comprehensive Annual Financial Report, and Moody’s.)

Fund basics

Delaware Investments
Arizona Municipal Income Fund, Inc.

As of March 31, 2010

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and from Arizona state personal income tax, consistent with the preservation of capital.

Total Fund net assets
$41 million

Number of holdings
56

Fund start date
Feb. 26, 1993

Cusip number
246100101

Delaware Investments
Colorado Municipal Income Fund, Inc.

As of March 31, 2010

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with the preservation of capital.

Total Fund net assets
$68 million

Number of holdings
55

Fund start date
July 29, 1993

Cusip number
246101109

Delaware Investments
Minnesota Municipal Income Fund II, Inc.

As of March 31, 2010

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.

Total Fund net assets
$162 million

Number of holdings
96

Fund start date
Feb. 26, 1993

Cusip number
24610V103

Delaware Investments
National Municipal Income Fund

As of March 31, 2010

Fund objective
The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Total Fund net assets
$32 million

Number of holdings
72

Fund start date
Feb. 26, 1993

Cusip number
24610T108

Sector/State allocations

As of March 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments
Arizona Municipal Income Fund, Inc.

Percentage
Sector	of Net Assets
Municipal Bonds	98.26%
Corporate-Backed Revenue Bonds	3.94%
Education Revenue Bonds	12.74%
Electric Revenue Bonds	10.93%
Health Care Revenue Bonds	22.44%
Housing Revenue Bonds	1.36%
Lease Revenue Bonds	6.45%
Local General Obligation Bonds	4.66%
Pre-Refunded/Escrowed to Maturity Bonds	6.91%
Special Tax Revenue Bonds	14.36%
State General Obligation Bond	0.85%
Transportation Revenue Bond	4.88%
Water & Sewer Revenue Bonds	8.74%
Total Value of Securities	98.26%
Receivables and Other Assets Net of Liabilities	1.74%
Total Net Assets	100.00%

Delaware Investments
Colorado Municipal Income Fund, Inc.

Percentage
Sector	of Net Assets
Municipal Bonds	99.48%
Corporate-Backed Revenue Bond	1.23%
Education Revenue Bonds	20.07%
Electric Revenue Bonds	5.76%
Health Care Revenue Bonds	11.55%
Housing Revenue Bonds	2.73%
Lease Revenue Bonds	6.71%
Local General Obligation Bonds	8.40%
Pre-Refunded/Escrowed to Maturity Bonds	18.75%
Special Tax Revenue Bonds	10.19%
State General Obligation Bonds	5.46%
Transportation Revenue Bond	1.14%
Water & Sewer Revenue Bonds	7.49%
Short-Term Investment	0.15%
Total Value of Securities	99.63%
Receivables and Other Assets Net of Liabilities	0.37%
Total Net Assets	100.00%

(continues)     5

Sector/State allocations

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments
Minnesota Municipal Income Fund II, Inc.

Percentage
Sector	of Net Assets
Municipal Bonds	98.98%
Corporate-Backed Revenue Bonds	5.70%
Education Revenue Bonds	7.65%
Electric Revenue Bonds	10.78%
Health Care Revenue Bonds	15.64%
Housing Revenue Bonds	8.28%
Lease Revenue Bonds	6.29%
Local General Obligation Bonds	9.47%
Pre-Refunded/Escrowed to Maturity Bonds	22.82%
Special Tax Revenue Bonds	2.95%
State General Obligation Bond	0.65%
Transportation Revenue Bonds	7.84%
Water & Sewer Revenue Bond	0.91%
Total Value of Securities	98.98%
Receivables and Other Assets Net of Liabilities	1.02%
Total Net Assets	100.00%

Delaware Investments
National Municipal Income Fund

Percentage
Sector	of Net Assets
Municipal Bonds	99.94%
Corporate-Backed Revenue Bonds	13.04%
Education Revenue Bonds	5.60%
Electric Revenue Bond	3.34%
Health Care Revenue Bonds	17.16%
Housing Revenue Bonds	6.51%
Local General Obligation Bonds	2.58%
Special Tax Revenue Bonds	23.11%
State General Obligation Bonds	7.91%
Transportation Revenue Bonds	12.18%
Water & Sewer Revenue Bonds	8.51%
Short-Term Investment	0.95%
Total Value of Securities	100.89%
Liabilities Net of Receivables and Other Assets	(0.89%)
Total Net Assets	100.00%

State
(as a % of fixed income investments)
Arizona	3.70%
California	8.04%
Colorado	0.94%
Florida	34.90%
Georgia	2.90%
Hawaii	0.98%
Idaho	0.85%
Illinois	0.98%
Iowa	1.66%
Maryland	1.99%
Massachusetts	1.93%
Missouri	1.59%
New Hampshire	0.99%
New Mexico	1.56%
New York	9.71%
Ohio	2.86%
Pennsylvania	6.39%
Puerto Rico	12.85%
Texas	1.88%
Virginia	2.51%
Washington D.C.	0.79%
Total	100.00%

Statements of net assets

Delaware Investments Arizona Municipal Income Fund, Inc.

March 31, 2010

	Principal Amount	Value
Municipal Bonds – 98.26%
Corporate-Backed Revenue Bonds – 3.94%
• Navajo County Pollution Control
Revenue (Arizona Public Services)
Series D 5.75% 6/1/34	$500,000	$521,210
Pima County Industrial Development
Authority Pollution Control Revenue
(Tucson Electric Power San Juan)
5.75% 9/1/29	250,000	253,200
Series A 4.95% 10/1/20	500,000	496,770
Salt Verde Financial Gas Revenue Senior
5.00% 12/1/37	400,000	349,692
		1,620,872
Education Revenue Bonds – 12.74%
Arizona Board of Regents System
Revenue (University of Arizona)
Series A 5.00% 6/1/39	500,000	514,790
Series 8-A
5.00% 6/1/18	200,000	225,500
5.00% 6/1/19	375,000	417,596
Arizona Health Facilities Authority
Health Care Education Facilities
Revenue (Kirksville College)
5.125% 1/1/30	500,000	494,755
Glendale Industrial Development
Authority Revenue Refunding
(Midwestern University)
5.00% 5/15/31	350,000	332,042
Northern Arizona University Certificates
of Participation (Northern Arizona
University Research Project)
5.00% 9/1/30 (AMBAC)	1,000,000	965,220
Pima County Industrial Development
Authority Educational Revenue
Refunding (Tucson Country Day
School Project) 5.00% 6/1/37	500,000	381,590
South Campus Group Student Housing
Revenue (Arizona State University
South Campus Project)
5.625% 9/1/35 (NATL-RE)	1,000,000	1,003,180
University of Puerto Rico System
Revenue Series Q 5.00% 6/1/36	1,000,000	899,080
		5,233,753
Electric Revenue Bonds – 10.93%
Puerto Rico Electric Power
Authority Power Revenue
Series TT 5.00% 7/1/37	100,000	96,110
Series WW 5.50% 7/1/38	200,000	203,028
Series XX 5.25% 7/1/40	805,000	798,898
Salt River Project Agricultural
Improvement & Power District
Electric System Revenue
Series A
5.00% 1/1/31	1,000,000	1,021,940
5.00% 1/1/39	1,000,000	1,046,450
Salt River Project Agricultural
Improvement & Power District
Electric System Revenue
Series B 5.00% 1/1/25	1,250,000	1,326,100
		4,492,526
Health Care Revenue Bonds – 22.44%
Arizona Health Facilities Authority Revenue
(Banner Health) Series D 5.50% 1/1/21	500,000	530,360
(Catholic Healthcare West) Series D
5.00% 7/1/28	500,000	488,840
Glendale Industrial Development
Authority Hospital Revenue
Refunding (John C. Lincoln Health)
5.00% 12/1/42	1,500,000	1,305,300
Maricopa County Industrial
Development Authority Health
Facilities Revenue (Catholic
Healthcare West) Series A
5.25% 7/1/32	400,000	397,372
6.00% 7/1/39	500,000	521,940
Scottsdale Industrial Development
Authority Hospital Revenue
Refunding (Scottsdale Healthcare)
Series A 5.25% 9/1/30	500,000	491,375
Show Low Industrial Development
Authority Hospital Revenue
Refunding (Navapache Regional
Medical Center)
Series A 5.50% 12/1/17 (ACA)	1,600,000	1,600,544
University Medical Center Hospital
Revenue
5.00% 7/1/33	1,000,000	931,040
5.00% 7/1/35	500,000	464,765
6.50% 7/1/39	500,000	532,090
Yavapai County Industrial Development
Authority Revenue (Yavapai
Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	2,000,000	1,956,439
		9,220,065
Housing Revenue Bonds – 1.36%
Phoenix Industrial Development
Authority Single Family Mortgage
Statewide Revenue
Series A 5.35% 6/1/20 (GNMA)
(FNMA) (FHLMC) (AMT)	340,000	340,211
Pima County Industrial Development
Authority Single Family Mortgage
Housing Revenue Series A-1
6.125% 11/1/33 (GNMA) (FNMA)
(FHLMC) (AMT)	30,000	30,045
Puerto Rico Housing Finance Authority
Subordinate-Capital Foundation
Modernization 5.50% 12/1/18	175,000	190,010
		560,266

	Principal Amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds – 6.45%
Arizona Certificates of Participation
Department Administration Series A
5.25% 10/1/25 (AGM)	$500,000	$526,360
Arizona Game & Fishing Department
& Commission Beneficial Interest
Certificates (AGF Administration
Building Project) 5.00% 7/1/26	640,000	648,864
Nogales Development Authority
Municipal Facilities Revenue
5.00% 6/1/30 (AMBAC)	500,000	451,665
Pima County Industrial Development
Authority Lease Revenue Metro
Police Facility (Nevada Project)
Series A
5.25% 7/1/31	500,000	513,975
5.375% 7/1/39	500,000	508,520
		2,649,384
Local General Obligation Bonds – 4.66%
Gila County Unified School District #10
(Payson School Improvement
Project of 2006) Series A
5.25% 7/1/27 (AMBAC)	500,000	512,985
Maricopa County School
District #6 (Washington
Elementary) Refunding
Series A 5.375% 7/1/13 (AGM)	1,250,000	1,403,475
		1,916,460
§Pre-Refunded/Escrowed to Maturity Bonds – 6.91%
Puerto Rico Commonwealth Public
Improvement Revenue Series A
5.125% 7/1/31-11	250,000	264,470
Southern Arizona Capital Facilities
Finance (University of Arizona
Project) 5.00% 9/1/23-12 (NATL-RE)	1,000,000	1,096,300
University of Arizona Certificates
of Participation (University
of Arizona Project) Series B
5.125% 6/1/22-12 (AMBAC)	500,000	543,695
Virgin Islands Public Finance
Authority Revenue (Gross Receipts
Tax Loan Note) Series A
6.125% 10/1/29-10 (ACA)	900,000	934,812
		2,839,277
Special Tax Revenue Bonds – 14.36%
Flagstaff Aspen Place Sawmill
Improvement District Revenue
5.00% 1/1/32	385,000	385,054
Gilbert Public Facilities Municipal
Property Revenue 5.00% 7/1/25	500,000	526,055
Glendale Municipal Property Series A
5.00% 7/1/33 (AMBAC)	2,000,000	2,027,979
Marana Tangerine Farm Road
Improvement District Revenue
4.60% 1/1/26	924,000	829,854
Peoria Municipal Development
Authority Sales Tax & Excise
Shared Revenue (Senior Lien &
Subordinate Lien) 5.00% 1/1/18	1,085,000	1,222,817
Queen Creek Improvement District #1
5.00% 1/1/32	1,000,000	907,490
		5,899,249
State General Obligation Bond – 0.85%
Puerto Rico Commonwealth Refunding
(Public Improvement) Series C
6.00% 7/1/39	335,000	350,196
		350,196
Transportation Revenue Bond – 4.88%
Phoenix Civic Improvement Airport
Revenue (Senior Lien)
Series B 5.25% 7/1/27 (NATL-RE)
(FGIC) (AMT)	2,000,000	2,006,560
		2,006,560
Water & Sewer Revenue Bonds – 8.74%
Phoenix Civic Improvement
Wastewater Systems Revenue
Junior Lien 5.00% 7/1/19
(NATLE-RE)	850,000	940,143
Refunding 5.00% 7/1/24
(NATL-RE) (FGIC)	1,000,000	1,022,840
Phoenix Civic Improvement Water
Systems Revenue Junior Lien
Series A 5.00% 7/1/39	900,000	932,643
Scottsdale Water & Sewer Revenue
Refunding 5.00% 7/1/19	600,000	697,590
		3,593,216
Total Municipal Bonds
(cost $40,336,034)		40,381,824

Total Value of Securities – 98.26%
(cost $40,336,034)		40,381,824
Receivables and Other Assets
Net of Liabilities – 1.74%		713,536
Net Assets Applicable to 2,982,200
Shares Outstanding; Equivalent to
$13.78 Per Share – 100.00%		$41,095,360

Components of Net Assets March 31, 2010:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund		$40,651,205
Undistributed net investment income		268,364
Accumulated net realized gain on investments		130,001
Net unrealized appreciation of investments		45,790
Total net assets		$41,095,360

(continues)     9

Statements of net assets

Delaware Investments Arizona Municipal Income Fund, Inc.

§
Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of March 31, 2010.

Summary of Abbreviations:
ACA — Insured by American Capital Access
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHLMC — Federal Home Loan Mortgage Corporation Collateral
FNMA — Federal National Mortgage Association Collateral
GNMA — Government National Mortgage Association Collateral
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance

See accompanying notes

Delaware Investments Colorado Municipal Income Fund, Inc.

March 31, 2010

	Principal Amount	Value
Municipal Bonds – 99.48%
Corporate-Backed Revenue Bond – 1.23%
Public Authority for Colorado Energy
National Gas Purpose Revenue
Series 2008 6.50% 11/15/38	$750,000	$832,988
		832,988
Education Revenue Bonds – 20.07%
Boulder County Development Revenue
Refunding (University Corporation
for Atmospheric Research)
5.00% 9/1/26 (NATL-RE)	3,000,000	3,020,249
Colorado Board of Governors
Revenue (University Enterprise
System) Series A 5.00% 3/1/39	700,000	725,445
Colorado Educational & Cultural
Facilities Authority Revenue
(Bromley Charter School Project)
Refunding 5.25% 9/15/32 (XLCA)	1,000,000	992,160
(Johnson & Wales University Project)
Series A 5.00% 4/1/28 (XLCA)	3,000,000	2,823,449
(Littleton Charter School Project)
Refunding 4.375% 1/15/36 (CIFG)	1,200,000	999,156
Student Housing (Campus
Village Apartments) Refunding
5.00% 6/1/23	1,065,000	1,085,725
Student Housing (University of
Northern Colorado) Series A
5.00% 7/1/31 (NATL-RE)	2,500,000	2,365,225
University of Colorado Enterprise
Systems Revenue Series A
5.375% 6/1/38	750,000	796,485
Western State College 5.00% 5/15/34	750,000	769,298
		13,577,192
Electric Revenue Bonds – 5.76%
Platte River Power Authority Power
Revenue Series HH 5.00% 6/1/28	1,500,000	1,612,289
Puerto Rico Electric Power
Authority Power Revenue
Series TT 5.00% 7/1/37	685,000	658,354
Series WW 5.50% 7/1/38	300,000	304,542
Series XX 5.25% 7/1/40	1,335,000	1,324,881
		3,900,066
Health Care Revenue Bonds – 11.55%
Colorado Health Facilities
Authority Revenue
(Catholic Health Initiatives)
Series A 5.00% 7/1/39	750,000	753,803
Series D 6.125% 10/1/28	750,000	833,618
(Evangelical Lutheran)
5.25% 6/1/23	1,000,000	969,429
Series A 6.125% 6/1/38	750,000	754,433
(Porter Place) Series A
6.00% 1/20/36 (GNMA)	2,515,000	2,546,763
Colorado Springs Hospital Revenue
Refunding 6.25% 12/15/33	750,000	795,270
University of Colorado Hospital
Authority Revenue Series A
5.00% 11/15/37	500,000	480,440
6.00% 11/15/29	650,000	681,909
		7,815,665
Housing Revenue Bonds – 2.73%
Colorado Housing & Finance
Authority (Single Family
Mortgage - Class I) Series A
5.50% 11/1/29 (FHA) (VA) (HUD)	500,000	525,500
Puerto Rico Housing Finance Authority
Subordinate-Capital Foundation
Modernization
5.125% 12/1/27	1,000,000	993,610
5.50% 12/1/18	300,000	325,731
		1,844,841
Lease Revenue Bonds – 6.71%
Aurora Certificates of Participation
Refunding Series A 5.00% 12/1/30	630,000	656,945
Glendale Certificates of Participation
5.00% 12/1/25 (XLCA)	1,500,000	1,532,295
• Puerto Rico Public Buildings Authority
Revenue Refunding Guaranteed
(Government Facilities)
Series M-2 5.50% 7/1/35 (AMBAC)	700,000	715,029
Westminster Building Authority
Certificates of Participation
5.25% 12/1/22 (NATL-RE)	1,555,000	1,636,731
		4,541,000
Local General Obligation Bonds – 8.40%
Adams & Arapahoe Counties Joint
School District #28J (Aurora)
6.00% 12/1/28	600,000	687,594
Arapahoe County Water &
Wastewater Public Improvement
District Refunding Series A
5.125% 12/1/32 (NATL-RE)	635,000	636,441
Boulder Larimer & Weld Counties
Vrain Valley School District Re-1J
5.00% 12/15/33	750,000	779,730
Bowles Metropolitan District Refunding
5.00% 12/1/33 (AGM)	2,000,000	2,012,500
Denver City & County School District
#1 Series A 5.00% 12/1/29	240,000	258,158
Jefferson County School District
#R-1 (Supplemental Interest
Regional Coupons) Refunding
5.25% 12/15/24	750,000	885,203
Sand Creek Metropolitan District
Refunding & Improvement
5.00% 12/1/31 (XLCA)	500,000	421,090
		5,680,716

(continues)     11

Statements of net assets

Delaware Investments Colorado Municipal Income Fund, Inc.

	Principal Amount	Value
Municipal Bonds (continued)
§Pre-Refunded/Escrowed to Maturity Bonds – 18.75%
Colorado Educational & Cultural
Facilities Authority
(University of Colorado Foundation
Project) 5.00% 7/1/27-12 (AMBAC)	$4,000,000	$4,350,840
(University of Denver Project)
Refunding & Improvement Series B
5.25% 3/1/35-16 (FGIC)	1,000,000	1,168,870
Denver Convention Center Hotel
Authority Revenue Senior Series A
5.00% 12/1/33-13 (XLCA)	3,000,000	3,349,050
Northwest Parkway Public Highway
Authority Senior Series A
5.25% 6/15/41-11 (AGM)	1,500,000	1,612,305
Ute Water Conservancy District Revenue
5.75% 6/15/20-10 (NATL-RE)	2,155,000	2,200,902
		12,681,967
Special Tax Revenue Bonds – 10.19%
Denver Convention Center Hotel
Authority Revenue Senior
Refunding 5.00% 12/1/35 (XLCA)	1,575,000	1,324,780
Puerto Rico Commonwealth Highway
& Transportation Authority Revenue
Series K 5.00% 7/1/30	750,000	718,613
Puerto Rico Sales Tax Financing Sales
Tax Revenue First Subordinate
Series B 5.75% 8/1/37	590,000	628,981
Regional Transportation District
Colorado Sales Tax Revenue
(Fastracks Project) Series A
4.375% 11/1/31 (AMBAC)	1,250,000	1,231,925
4.50% 11/1/36 (AGM)	3,000,000	2,986,080
		6,890,379
State General Obligation Bonds – 5.46%
Guam Government Series A
7.00% 11/15/39	750,000	805,118
Puerto Rico Commonwealth Refunding
(Public Improvement)
Series A 5.50% 7/1/19 (NATL-RE)	2,250,000	2,361,217
Series C 6.00% 7/1/39	505,000	527,907
		3,694,242
Transportation Revenue Bond – 1.14%
Denver City & County Airport Revenue
System Series A 5.25% 11/15/36	750,000	772,808
		772,808
Water & Sewer Revenue Bonds – 7.49%
Colorado Springs Utilities Revenue
Systems Improvement Series C
5.50% 11/15/48	750,000	789,540
Colorado Water Resources & Power
Development Authority Small
Water Revenue Un-Refunded
Balance Series A 5.80% 11/1/20
(FGIC) (NATL-RE)	780,000	784,329
Colorado Water Resources & Power
Development Authority Water
Resources Revenue (Parker Water
& Sanitation District) Series D
5.125% 9/1/34 (NATL-RE)	1,500,000	1,498,890
5.25% 9/1/43 (NATL-RE)	2,000,000	1,993,640
		5,066,399
Total Municipal Bonds
(cost $66,072,009)		67,298,263

Short-Term Investment – 0.15%
•Variable Rate Demand Note – 0.15%
Colorado Educational & Cultural
Facilities Authority Revenue
(National Jewish Federation Bond
Program) 0.30% 2/1/35
(LOC – Bank of America N. A.)	100,000	100,000
Total Short-Term Investment
(cost $100,000)		100,000

Total Value of Securities – 99.63%
(cost $66,172,009)		67,398,263
Receivables and Other Assets
Net of Liabilities – 0.37%		252,539
Net Assets Applicable to 4,837,100
Shares Outstanding; Equivalent to
$13.99 Per Share – 100.00%		$67,650,802

Components of Net Assets March 31, 2010:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund		$66,918,121
Undistributed net investment income		176,704
Accumulated net realized loss on investments		(670,277)
Net unrealized appreciation of investments		1,226,254
Total net assets		$67,650,802

§
Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of March 31, 2010.

Summary of Abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
CIFG — CDC IXIS Financial Guaranty
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
GNMA — Government National Mortgage Association Collateral
HUD — Housing and Urban Development Section 8
LOC — Letter of Credit
NATL-RE — Insured by the National Public Finance Guarantee Corporation
XLCA — Insured by XL Capital Assurance
VA — Veterans Administration Collateral

See accompanying notes

(continues)     13

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

March 31, 2010

	Principal Amount	Value
Municipal Bonds – 98.98%
Corporate-Backed Revenue Bonds – 5.70%
Cloquet Pollution Control Revenue
Refunding (Potlatch Project)
5.90% 10/1/26	$5,500,000	$5,080,625
Laurentian Energy Authority I
Cogeneration Revenue Series A
5.00% 12/1/21	3,325,000	3,210,720
Sartell Environmental Improvement
Revenue Refunding (International
Paper) Series A 5.20% 6/1/27	1,000,000	929,080
		9,220,425
Education Revenue Bonds – 7.65%
Minnesota Higher Education
Facilities Authority Revenue
(Augsburg College) Series 6-J1
5.00% 5/1/28	1,500,000	1,502,610
(Carleton College) Series 6-T
5.00% 1/1/28	1,000,000	1,055,780
(College of St. Benedict)
Series 5-W 5.00% 3/1/20	2,000,000	2,034,620
(St. Mary’s University) Series 5-U
4.80% 10/1/23	1,400,000	1,408,512
(University St. Thomas)
Series 6-X 5.00% 4/1/29	2,250,000	2,306,047
Series 7-A 5.00% 10/1/39	1,000,000	1,010,550
University of Minnesota
Series A 5.25% 4/1/29	1,000,000	1,098,850
Series C 5.00% 12/1/19	1,290,000	1,469,865
University of the Virgin Islands
Improvement Series A
5.375% 6/1/34	500,000	481,315
		12,368,149
Electric Revenue Bonds – 10.78%
Chaska Electric Revenue Refunding
(Generating Facilities) Series A
5.25% 10/1/25	250,000	259,540
Minnesota Municipal Power Agency
Electric Revenue Series A
5.00% 10/1/34	1,900,000	1,924,415
5.25% 10/1/19	1,610,000	1,705,054
Puerto Rico Electric Power Authority
Power Revenue Series XX
5.25% 7/1/40	2,665,000	2,644,799
Southern Minnesota Municipal
Power Agency Supply
System Revenue Series A
5.25% 1/1/14 (AMBAC)	5,250,000	5,843,198
Western Minnesota Municipal
Power Agency Supply Revenue
Series A 5.00% 1/1/30 (NATL-RE)	5,000,000	5,053,350
		17,430,356
Health Care Revenue Bonds – 15.64%
Bemidji Health Care Facilities First
Mortgage Revenue (North
Country Health Services)
5.00% 9/1/24 (RADIAN)	1,500,000	1,457,910
Glencoe Health Care Facilities
Revenue (Glencoe Regional
Health Services Project)
5.00% 4/1/25	2,000,000	1,903,660
Maple Grove Health Care System
Revenue (Maple Grove Hospital)
5.25% 5/1/37	1,000,000	952,790
Minneapolis Health Care System
Revenue (Fairview Health Services)
Series A 6.625% 11/15/28	600,000	669,354
Series B 6.50% 11/15/38
(ASSURED GTY)	295,000	330,049
Series D 5.00% 11/15/34
(AMBAC)	2,000,000	1,936,599
Minneapolis – St. Paul Housing
& Redevelopment Authority
Revenue (Children’s Hospital)
Series A-1 5.00% 8/15/34 (AGM)	500,000	502,785
Minnesota Agricultural & Economic
Development Board Revenue
(Fairview Health Care)
Un-Refunded Balance Series A
5.75% 11/15/26 (NATL-RE)	100,000	100,028
6.375% 11/15/29	195,000	197,629
Rochester Health Care &
Housing Revenue Refunding
(Samaritan Bethany) Series A
7.375% 12/1/41	1,220,000	1,259,357
Shakopee Health Care Facilities
Revenue (St. Francis Regional
Medical Center) 5.25% 9/1/34	1,560,000	1,458,257
St. Cloud Health Care Revenue
(Centracare Health System Project)
Series A 5.125% 5/1/30	1,125,000	1,115,899
Series D 5.50% 5/1/39
(ASSURED GTY)	1,500,000	1,546,080
St. Louis Park Health Care Facilities
Revenue Refunding (Park Nicollet
Health Services)
5.75% 7/1/39	1,500,000	1,500,915
Series C 5.50% 7/1/23	1,000,000	1,040,230
St. Paul Housing & Redevelopment
Authority Health Care
Facilities Revenue
(Allina Health System)
Series A 5.00% 11/15/18 (NATL-RE)	1,380,000	1,443,066
Series A-1 5.25% 11/15/29	1,395,000	1,404,347
(Health Partners Obligation
Group Project) 5.25% 5/15/36	2,000,000	1,847,760
(Regions Hospital Project)
5.30% 5/15/28	1,000,000	960,550

	Principal Amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
St. Paul Housing & Redevelopment
Authority Revenue (Franciscan
Health Elderly Project)
5.40% 11/20/42 (GNMA) (FHA)	$2,700,000	$2,713,607
Winona Health Care Facilities
Revenue Refunding (Winona
Health Obligation Group)
5.00% 7/1/23	1,010,000	949,249
		25,290,121
Housing Revenue Bonds – 8.28%
Chanhassen Multifamily Housing
Revenue Refunding (Heritage
Park Apartments Project)
6.20% 7/1/30 (FHA) (HUD) (AMT)	1,105,000	1,105,939
Dakota County Community
Development Agency Mortgage
Revenue 5.85% 10/1/30
(GNMA) (FNMA) (AMT)	10,000	10,006
Minneapolis Multifamily
Housing Revenue
•(Gaar Scott Loft Project)
5.95% 5/1/30 (AMT)
(LOC – U.S. Bank N.A.)	900,000	907,839
(Olson Townhomes Project)
6.00% 12/1/19 (AMT)	755,000	755,113
(Seward Towers Project)
5.00% 5/20/36 (GNMA)	2,000,000	2,018,800
(Sumner Housing Project)
Series A 5.15% 2/20/45
(GNMA) (AMT)	2,000,000	2,001,420
Minnesota Housing Finance Agency
(Rental Housing)
Series A 5.00% 2/1/35 (AMT)	1,000,000	980,420
Series D 5.95% 2/1/18 (NATL-RE)	120,000	120,502
(Residential Housing)
Series B-1 5.35% 1/1/33 (AMT)	1,555,000	1,559,525
•Series D 4.75% 7/1/32 (AMT)	1,000,000	956,240
Series I 5.15% 7/1/38 (AMT)	745,000	746,222
Series L 5.10% 7/1/38 (AMT)	1,495,000	1,483,817
Washington County Housing &
Redevelopment Authority
Revenue Refunding (Woodland
Park Apartments Project)
4.70% 10/1/32	750,000	752,100
		13,397,943
Lease Revenue Bonds – 6.29%
Andover Economic Development
Authority Public Facilities Lease
Revenue Refunding (Andover
Community Center)
5.125% 2/1/24	205,000	226,492
5.20% 2/1/29	410,000	454,108
Puerto Rico Public Buildings
Authority Revenue Un-Refunded
Balance (Government Facilities
Bond) Series D 5.25% 7/1/27	530,000	530,064
St. Paul Port Authority Lease Revenue
(Cedar Street Office Building Project)
5.00% 12/1/22	2,385,000	2,461,821
5.25% 12/1/27	2,800,000	2,883,243
(Robert Street Office
Building Project) Series 3-11
5.00% 12/1/27	2,000,000	2,061,960
Virginia Housing & Redevelopment
Authority Health Care Facility
Lease Revenue
5.25% 10/1/25	680,000	642,430
5.375% 10/1/30	965,000	910,671
		10,170,789
Local General Obligation Bonds – 9.47%
Dakota County Community
Development Agency
Governmental Housing
Refunding (Senior Housing
Facilities) Series A 5.00% 1/1/23	1,100,000	1,157,299
Minneapolis Special School District #1
5.00% 2/1/19 (AGM)	1,175,000	1,275,427
Morris Independent School District
#769 5.00% 2/1/28 (NATL-RE)	3,750,000	4,090,689
Rocori Independent School District
#750 (School Building) Series B
5.00% 2/1/22	1,010,000	1,130,160
5.00% 2/1/24	1,075,000	1,191,648
5.00% 2/1/25	1,115,000	1,230,748
5.00% 2/1/26	1,155,000	1,266,746
Washington County Housing &
Redevelopment Authority
Refunding Series B
5.50% 2/1/22 (NATL-RE)	1,705,000	1,791,699
5.50% 2/1/32 (NATL-RE)	2,140,000	2,173,341
		15,307,757
§Pre-Refunded/Escrowed to Maturity Bonds – 22.82%
Andover Economic Development
Authority Public Facilities
Lease Revenue (Andover
Community Center)
5.125% 2/1/24-14	295,000	325,928
5.20% 2/1/29-14	590,000	653,472
Dakota-Washington Counties
Housing & Redevelopment
Authority Revenue (Bloomington
Single Family Residential
Mortgage) 8.375% 9/1/21
(GNMA) (FHA) (VA) (AMT)	7,055,000	10,164,069

(continues)     15

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

	Principal Amount	Value
Municipal Bonds (continued)
§Pre-Refunded/Escrowed to Maturity Bonds (continued)
Hennepin County Series B
5.00% 12/1/18-10	$2,300,000	$2,371,691
Minneapolis Community Planning
& Economic Development
Department Supported (Limited
Tax Common Bond Fund)
Series G-1 5.70% 12/1/19-11	1,100,000	1,162,656
Southern Minnesota Municipal
Power Agency Power Supply
Revenue Refunding
Series A 5.75% 1/1/18-13	3,715,000	4,001,092
Series B 5.50% 1/1/15 (AMBAC)	390,000	410,701
St. Louis Park Health Care Facilities
Revenue (Park Nicollet Health
Services) Series B 5.25% 7/1/30-14	1,250,000	1,424,825
St. Paul Housing & Redevelopment
Authority Sales Tax
(Civic Center Project)
5.55% 11/1/23	2,300,000	2,407,617
5.55% 11/1/23 (NATL-RE) (IBC)	4,200,000	4,396,518
University of Minnesota Hospital &
Clinics 6.75% 12/1/16	2,580,000	3,164,731
University of Minnesota Series A
5.50% 7/1/21	4,000,000	4,633,440
Western Minnesota Municipal
Power Agency Power Supply
Revenue Series A 6.625% 1/1/16	1,535,000	1,785,727
		36,902,467
Special Tax Revenue Bonds – 2.95%
Minneapolis Community Planning
& Economic Development
Department Supported
(Common Bond Fund)
Series 5 5.70% 12/1/27	375,000	375,589
(Limited Tax Common
Bond Fund) Series A
6.75% 12/1/25 (AMT)	865,000	866,540
Minneapolis Development Revenue
(Limited Tax Supported
Common Bond Fund) Series 1
5.50% 12/1/24 (AMT)	1,000,000	1,015,890
Puerto Rico Commonwealth
Infrastructure Financing
Authority Special Tax Revenue
Series B 5.00% 7/1/46	800,000	729,240
Puerto Rico Sales Tax Financing Sales
Tax Revenue First Subordinate
Series B 5.75% 8/1/37	1,200,000	1,279,283
Virgin Islands Public Finance
Authority Revenue (Senior Lien
Matching Fund Loan Note)
Series A 5.25% 10/1/23	500,000	502,980
		4,769,522
State General Obligation Bond – 0.65%
Puerto Rico Commonwealth Public
Improvement Refunding Series C
6.00% 7/1/39	1,010,000	1,055,814
		1,055,814
Transportation Revenue Bonds – 7.84%
Minneapolis - St. Paul Metropolitan
Airports Commission Revenue
Series A
5.00% 1/1/22 (NATL-RE)	3,000,000	3,063,090
5.00% 1/1/28 (NATL-RE)	2,120,000	2,137,702
5.25% 1/1/16 (NATL-RE)	1,000,000	1,075,370
Series B
5.00% 1/1/35 (AMBAC)	2,000,000	2,004,880
5.25% 1/1/24 (NATL-RE)
(FGIC) (AMT)	1,000,000	1,003,200
St. Paul Housing & Redevelopment
Authority Parking Revenue
(Block 19 Ramp Project) Series A
5.35% 8/1/29 (AGM)	3,350,000	3,395,225
		12,679,467
Water & Sewer Revenue Bond – 0.91%
St. Paul Sewer Revenue Series D
5.00% 12/1/21	1,325,000	1,479,720
		1,479,720
Total Municipal Bonds
(cost $154,415,880)		160,072,530

Total Value of Securities – 98.98%
(cost $154,415,880)		160,072,530
Receivables and Other Assets
Net of Liabilities – 1.02%		1,650,001
Net Assets Applicable to 11,504,975
Shares Outstanding; Equivalent to
$14.06 Per Share – 100.00%		$161,722,531

Components of Net Assets at March 31, 2010:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund		$157,931,075
Undistributed net investment income		362,513
Accumulated net realized loss on investments		(2,227,707)
Net unrealized appreciation of investments		5,656,650
Total net assets		$161,722,531

§	Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of March 31, 2010.

Summary of Abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by Federal Housing Administration
FNMA — Federal National Mortgage Association Collateral
GNMA — Government National Mortgage Association Collateral
HUD — Housing and Urban Development Section 8
IBC — Insured by Integrity Building Corporation
LOC — Letter of Credit
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance
VA — Veterans Administration Collateral

See accompanying notes

(continues)     17

Statements of net assets

Delaware Investments National Municipal Income Fund

March 31, 2010

	Principal
	Amount	Value
Municipal Bonds – 99.94%
Corporate-Backed Revenue Bonds – 13.04%
• Brazos, Texas Harbor Industrial
Development Environmental
Facilities Revenue (Dow Chemical
Project) 5.90% 5/1/38 (AMT)	$125,000	$122,679
Buckeye, Ohio Tobacco Settlement
Financing Authority Asset-Backed
Senior Turbo Series A-2
5.875% 6/1/47	320,000	228,016
6.50% 6/1/47	130,000	101,838
• Chesapeake, Virginia Economic
Development Authority Pollution
Control Revenue (Virginia
Electric & Power Project) Series A
3.60% 2/1/32	500,000	517,665
Clayton County, Georgia Development
Authority Special Facilities
Revenue (Delta Airlines) Series B
9.00% 6/1/35 (AMT)	200,000	205,350
Golden State, California Tobacco
Securitization Corporation
Settlement Revenue (Asset-
Backed Senior Notes) Series A-1
5.125% 6/1/47	370,000	237,041
Harris County, Texas Industrial
Development Solid Waste Disposal
Revenue (Deer Park Refining Project
Remarketing) 5.00% 2/1/23	150,000	150,779
Hawaii State Department Budget &
Finance Special Purpose Revenue
(Hawaiian Electric Subsidiary)
6.50% 7/1/39	290,000	311,863
Iowa Finance Authority Pollution
Control Facilities Revenue Refunding
(Interstate Power) 5.00% 7/1/14
(FGIC)	500,000	530,774
M-S-R Energy Authority, California Gas
Revenue Series A
6.125% 11/1/29	115,000	119,333
6.50% 11/1/39	210,000	225,053
New York City, New York Industrial
Development Agency Special
Facilities Revenue (American
Airlines-JFK International Airport)
7.625% 8/1/25 (AMT)	450,000	455,868
Ohio State Air Quality Development
Authority Revenue (First Energy
Generation) Series A 5.70% 8/1/20	260,000	273,029
Pennsylvania Economic Development
Financing Authority Exempt Facilities
Revenue (Allegheny Energy Supply)
7.00% 7/15/39	345,000	384,868
Salt Verde Financial Gas Revenue,
Arizona Senior Note 5.00% 12/1/37	300,000	262,269
		4,126,425
Education Revenue Bonds – 5.60%
California Statewide Communities
Development Authority School
Facilities Revenue (Aspire Public
Schools) 6.125% 7/1/46	265,000	259,122
California Statewide Communities
Development Authority Student
Housing Revenue (Irvine, LLC - UCI
East Campus) 6.00% 5/15/23	470,000	493,349
Marietta, Georgia Development
Authority Revenue Refunding
(Life University Income Project)
7.00% 6/15/39	430,000	403,164
Maryland State Economic Development
Student Housing Revenue
(University of Maryland College Park
Projects) 5.75% 6/1/33	370,000	374,773
Massachusetts State Health &
Educational Facilities Authority
Revenue (Nichols College Project)
Series C 6.125% 10/1/29	250,000	242,403
		1,772,811
Electric Revenue Bond – 3.34%
Puerto Rico Electric Power Authority
Power Revenue Series XX
5.25% 7/1/40	1,065,000	1,056,927
		1,056,927
Health Care Revenue Bonds – 17.16%
Arizona Health Facilities Authority
Revenue (Banner Health) Series A
5.00% 1/1/17	310,000	333,092
Brevard County, Florida Health Care
Facilities Authority Revenue (Health
First Income Project) Series B
7.00% 4/1/39	90,000	98,813
Butler County, Pennsylvania Hospital
Authority Revenue (Butler Health
System Project) 7.125% 7/1/29	150,000	168,861
Illinois Finance Authority Revenue
(Silver Cross & Medical Centers)
7.00% 8/15/44	300,000	312,210
Lycoming County, Pennsylvania
Authority Health System Revenue
(Susquehanna Health System
Project) Series A 5.50% 7/1/28	500,000	493,720
Maricopa County Industrial
Development Authority Health
Facilities Revenue (Catholic
Healthcare West) Series A
6.00% 7/1/39	225,000	234,873
Massachusetts State Health &
Education Facilities Authority
Revenue (Caregroup) Refunding
Series E-2 5.375% 7/1/19	360,000	373,316

	Principal
	Amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
New Hampshire Health & Education
Facilities Authority Revenue
(Dartmouth-Hitchcock Medical
Center) 6.00% 8/1/38	$300,000	$317,544
New Mexico State Hospital Equipment
Loan Council Revenue (Presbyterian
Healthcare) 5.00% 8/1/39	500,000	497,680
Ohio State Hospital Facilities Revenue
Refunding (Cleveland Clinic Health)
Series A 5.50% 1/1/39	300,000	310,932
Orange County, Florida Health Facilities
Authority Revenue (Orlando
Regional Healthcare) Series A
6.25% 10/1/18 (NATL-RE)	1,470,000	1,646,738
Scottsdale, Arizona Industrial
Development Authority Hospital
Revenue Refunding (Scottsdale
Healthcare) Series A 5.00% 9/1/23	360,000	350,719
St. Mary Hospital Authority
Pennsylvania Health System Revenue
(Catholic Health East) Series A
5.00% 11/15/40	300,000	291,288
		5,429,786
Housing Revenue Bonds – 6.51%
California Housing Finance Agency
Revenue (Home Mortgage) Series M
5.95% 8/1/25 (AMT)	250,000	261,263
Florida Housing Finance Agency
(Homeowner Mortgage) Series 2
5.90% 7/1/29 (NATL-RE) (AMT)	285,000	288,195
Volusia County, Florida Multifamily
Housing Finance Authority (San
Marco Apartments) Series A
5.60% 1/1/44 (AGM) (AMT)	1,500,000	1,511,819
		2,061,277
Local General Obligation Bonds – 2.58%
Idaho Board Bank Authority Revenue
Series A 5.00% 9/15/28	250,000	271,500
New York City, New York
Fiscal 2003 Series I-1
5.375% 4/1/36	250,000	268,915
Fiscal 2009 Subordinate Series A-1
5.25% 8/15/21	250,000	276,115
		816,530
Special Tax Revenue Bonds – 23.11%
Brooklyn Arena Local Development,
New York Pilot Revenue (Barclays
Center Project) 5.875% 7/15/30	300,000	322,209
California State Economic Recovery
Refunding Series A 5.25% 7/1/21	260,000	284,591
Jacksonville, Florida Sales Tax Revenue
(Better Jacksonville)
5.00% 10/1/30 (NATL-RE)	1,200,000	1,218,840
Jacksonville, Florida Transportation
Revenue Refunding
5.25% 10/1/29 (NATL-RE)	1,000,000	1,022,580
Manchester, Missouri Tax Increment &
Transportation Revenue Refunding
(Highway 141/Manchester Road
Project) 6.875% 11/1/39	165,000	163,238
Miami-Dade County, Florida Special
Obligation (Capital Appreciation &
Income) Series B
5.00% 10/1/35 (NATL-RE)	2,000,000	1,982,921
New York State Dormitory Authority
(State Personal Income Tax Revenue-
Education) Series A 5.00% 3/15/38	570,000	599,817
New York State Thruway Authority
(State Personal Income Tax
Revenue-Transportation) Series A
5.00% 3/15/22	425,000	467,258
Puerto Rico Sales Tax Financing Sales
Tax Revenue First Subordinate
Series A
•5.00% 8/1/39	500,000	523,345
5.75% 8/1/37	245,000	261,187
Ω(Capital Appreciation) 6.75% 8/1/32	610,000	467,400
		7,313,386
State General Obligation Bonds – 7.91%
California State Various Purposes
6.00% 4/1/38	105,000	110,591
New York State Refunding Series A
5.00% 2/15/39	300,000	314,661
Puerto Rico Commonwealth (Public
Improvement) Refunding
Series A 5.00% 7/1/16 (ASSURED GTY)	250,000	273,740
Series A 5.50% 7/1/19 (NATL-RE)	1,250,000	1,311,787
Series C 6.00% 7/1/39	200,000	209,072
Virginia State Commonwealth
Refunding Series B 5.00% 6/1/20	250,000	284,378
		2,504,229
Transportation Revenue Bonds – 12.18%
Bay Area Toll Authority, California Toll
Bridge Revenue (San Francisco Bay
Area) Series F-1 5.625% 4/1/44	235,000	254,571
Florida Ports Financing Commission
Revenue (State Transportation Trust
Fund) 5.375% 6/1/27 (NATL-RE) (AMT)	1,000,000	999,959
Maryland State Economic Development
Revenue (Transportation Facilities
Project) Series A 5.75% 6/1/35	255,000	260,092
Metropolitan Washington D.C.
Airports Authority Dulles Toll Road
Revenue (First Senior Lien) Series A
5.25% 10/1/44	245,000	252,201

(continues)     19

Statements of net assets

Delaware Investments National Municipal Income Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Pennsylvania State Turnpike
Commission Revenue
Subordinate Series B 5.25% 6/1/39	$300,000	$306,546
Subordinate Series D 5.125% 12/1/40	390,000	395,168
Sacramento County, California Airport
Services Revenue (PFC/Grant)
Subordinate Series C 6.00% 7/1/41	300,000	322,359
St. Louis, Missouri Airport Revenue
(Lambert-St. Louis International)
Series A-1 6.625% 7/1/34	325,000	344,188
Texas Private Activity Bond Surface
Transportation Senior Lien Note
Mobility Partners 7.50% 12/31/31	300,000	326,160
• Triborough, New York Bridge & Tunnel
Authority Revenue Subordinate
Series B-3 5.00% 11/15/38	350,000	395,129
		3,856,373
Water & Sewer Revenue Bonds – 8.51%
Atlanta, Georgia Water & Wastewater
Revenue Series A 6.25% 11/1/39	300,000	318,867
Florida Water Pollution Control
Financing Revenue Series A
5.00% 1/15/25	235,000	250,820
Riviera Beach, Florida Utility Special
District Water & Sewer Revenue
5.00% 10/1/34 (NATL-RE) (FGIC)	1,200,000	1,110,672
Winter Haven, Florida Utilities Systems
Revenue 5.00% 10/1/30 (NATL-RE)	1,000,000	1,011,980
		2,692,339
Total Municipal Bonds
(cost $30,682,889)		31,630,083

Short-Term Investment – 0.95%
Variable Rate Demand Note – 0.95%
• Colorado Educational & Cultural
Facilities Authority Revenue
(National Jewish Federation Bond
Program) Series A-8 0.30% 9/1/35
(LOC - Bank of America N.A.)	300,000	300,000
Total Short-Term Investment
(cost $300,000)		300,000

Total Value of Securities – 100.89%
(cost $30,982,889)		31,930,083
Liabilities Net of Receivables and
Other Assets – (0.89%)		(279,955)
Net Assets Applicable to 2,422,200
Shares Outstanding, Equivalent to
$13.07 Per Share – 100.00%		$31,650,128

Components of Net Assets at March 31, 2010:
Common stock, $0.01 par value, unlimited shares
authorized to the Fund	$33,208,317
Undistributed net investment income	145,793
Accumulated net realized loss on investments	(2,651,176)
Net unrealized appreciation of investments	947,194
Total net assets	$31,650,128

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

•	Variable rate security. The rate shown is the rate as of March 31, 2010.

Summary of Abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
LOC — Letter of Credit
NATL-RE — Insured by the National Public Finance Guarantee Corporation

See accompanying notes

Statements of operations

Delaware Investments Closed-End Municipal Bond Funds

Year Ended March 31, 2010

	Delaware	Delaware	Delaware	Delaware
	Investments	Investments	Investments	Investments
	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Income	Income	Income	Income
	Fund, Inc.	Fund, Inc.	Fund II, Inc.	Fund
Investment Income:
Interest	$1,954,031	$3,307,301	$7,806,021	$1,579,265

Expenses:
Management fees	160,532	265,120	632,888	123,057
Accounting and administration expenses	16,085	26,563	63,411	12,330
Dividend disbursing and transfer agent fees and expenses	13,163	16,828	55,998	18,878
Audit and tax	13,038	14,635	20,921	12,286
Reports and statements to shareholders	10,989	17,116	31,407	10,476
Legal fees	7,525	11,141	25,765	5,607
Pricing fees	4,330	4,291	7,575	5,191
Stock exchange fees	2,625	4,715	10,843	1,816
Directors’/Trustees’ fees	2,512	4,152	9,910	1,925
Insurance fees	1,669	2,621	5,603	1,325
Registration fees	863	863	863	863
Dues and services	773	1,295	3,145	734
Custodian fees	718	1,059	3,212	741
Consulting fees	541	926	2,202	406
Directors’/Trustees’ expenses	183	316	753	139
Taxes (Pennsylvania franchise tax)	—	—	7,274	—
Total operating expenses	235,546	371,641	881,770	195,774
Net Investment Income	1,718,485	2,935,660	6,924,251	1,383,491

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	397,279	1,000,097	457,242	(344,009)
Net change in unrealized appreciation/depreciation of investments	2,548,883	2,519,706	9,715,309	2,879,326
Net Realized and Unrealized Gain on Investments	2,946,162	3,519,803	10,172,551	2,535,317

Net Increase in Net Assets Resulting from Operations	$4,664,647	$6,455,463	$17,096,802	$3,918,808

See accompanying notes

Statements of changes in net assets

Delaware Investments Closed-End Municipal Bond Funds

	Delaware Investments		Delaware Investments
	Arizona Municipal		Colorado Municipal
	Income Fund, Inc.		Income Fund, Inc.
	Year Ended		Year Ended
	3/31/10	3/31/09	3/31/10	3/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,718,485	$2,107,397	$2,935,660	$3,653,366
Net realized gain (loss) on investments	397,279	(198,104)	1,000,097	(1,425,714)
Net change in unrealized appreciation/depreciation of investments	2,548,883	(3,039,177)	2,519,706	(3,237,138)
Dividends on preferred stock	—	(520,055)	—	(835,572)
Net increase (decrease) in net assets resulting from operations	4,664,647	(1,649,939)	6,455,463	(1,845,058)

Dividends and Distributions to Common Shareholders from:
Net investment income	(1,438,912)	(1,699,854)	(2,757,147)	(3,175,556)
Net realized gain on investments	(74,555)	—	—	—
	(1,513,467)	(1,699,854)	(2,757,147)	(3,175,556)

Net Increase (Decrease) in Net Assets	3,151,180	(3,349,793)	3,698,316	(5,020,614)

Net Assets:
Beginning of year	37,944,180	41,293,973	63,952,486	68,973,100
End of year	$41,095,360	$37,944,180	$67,650,802	$63,952,486

Undistributed net investment income	$268,364	$—	$176,704	$—

	Delaware Investments		Delaware Investments
	Minnesota Municipal		National Municipal
	Income Fund II, Inc.		Income Fund
	Year Ended		Year Ended
	3/31/10	3/31/09	3/31/10	3/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,924,251	$8,930,566	$1,383,491	$1,704,667
Net realized gain (loss) on investments	457,242	(3,108,067)	(344,009)	(2,108,853)
Net change in unrealized appreciation/depreciation of investments	9,715,309	(8,600,912)	2,879,326	(1,210,078)
Dividends on preferred stock	—	(2,008,388)	—	(416,044)
Net increase (decrease) in net assets resulting from operations	17,096,802	(4,786,801)	3,918,808	(2,030,308)

Dividends and Distributions to Common Shareholders from:
Net investment income	(6,557,836)	(7,334,488)	(1,235,322)	(1,368,543)
	(6,557,836)	(7,334,488)	(1,235,322)	(1,368,543)

Net Increase (Decrease) in Net Assets	10,538,966	(12,121,289)	2,683,486	(3,398,851)

Net Assets:
Beginning of year	151,183,565	163,304,854	28,966,642	32,365,493
End of year	$161,722,531	$151,183,565	$31,650,128	$28,966,642

Undistributed net investment income	$362,513	$—	$145,793	$—

See accompanying notes

Financial highlights

Delaware Investments Arizona Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$12.720	$13.850	$14.730	$14.730	$15.070

Income (loss) from investment operations:
Net investment income	0.576	0.707	0.906	0.932	0.951
Net realized and unrealized gain (loss) on investments	0.992	(1.093)	(0.783)	0.160	(0.177)
Dividends on preferred stock from:
Net investment income	—	(0.174)	(0.312)	(0.297)	(0.232)
Net realized gain on investments	—	—	(0.023)	(0.013)	(0.002)
Total dividends on preferred stock	—	(0.174)	(0.335)	(0.310)	(0.234)
Total from investment operations	1.568	(0.560)	(0.212)	0.782	0.540

Less dividends and distributions to common shareholders from:
Net investment income	(0.483)	(0.570)	(0.610)	(0.750)	(0.860)
Net realized gain on investments	(0.025)	—	(0.058)	(0.032)	(0.020)
Total dividends and distributions	(0.508)	(0.570)	(0.668)	(0.782)	(0.880)

Net asset value, end of period	$13.780	$12.720	$13.850	$14.730	$14.730

Market value, end of period	$11.840	$9.900	$12.390	$14.790	$15.980

Total investment return based on:1
Market value	25.04%	(15.86% )	(11.86% )	(2.58% )	9.74%
Net asset value	13.27%	(3.29% )	(1.08% )	5.26%	3.31%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$41,095	$37,944	$41,294	$43,916	$43,923
Ratio of expenses to average net assets applicable to common shares2	0.58%	0.96%	1.07%	1.05%	1.03%
Ratio of net investment income to average net assets
applicable to common shares2	4.27%	5.37%	6.34%	6.34%	6.28%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares3	4.27%	4.05%	3.99%	4.23%	4.72%
Portfolio turnover	20%	4%	18%	17%	2%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)4	$—	$—	$25,000	$25,000	$25,000
Net asset coverage per share of preferred shares, end of period4	$—	$—	$132,588	$137,832	$137,847
Liquidation value per share of preferred shares4,5	$—	$—	$50,000	$50,000	$50,000

1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
2 Ratios do not reflect the effect of dividend payments to preferred shareholders.
3 Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.
4 In 2008, the Fund redeemed all of its preferred shares at par plus accumulated dividends amounting to $25,024,395. See Note 7 in “Notes to financial statements.”
5 Excluding any accumulated but unpaid dividends.

See accompanying notes

(continues)     23

Financial highlights

Delaware Investments Colorado Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$13.220	$14.260	$15.100	$15.260	$15.580

Income (loss) from investment operations:
Net investment income	0.607	0.755	0.937	0.985	1.018
Net realized and unrealized gain (loss) on investments	0.733	(0.965)	(0.604)	0.069	(0.129)
Dividends on preferred stock from:
Net investment income	—	(0.173)	(0.264)	(0.274)	(0.213)
Net realized gain on investments	—	—	(0.050)	(0.019)	(0.006)
Total dividends on preferred stock	—	(0.173)	(0.314)	(0.293)	(0.219)
Total from investment operations	1.340	(0.383)	0.019	0.761	0.670

Less dividends and distributions to common shareholders from:
Net investment income	(0.570)	(0.657)	(0.720)	(0.850)	(0.960)
Net realized gain on investments	—	—	(0.139)	(0.071)	(0.030)
Total dividends and distributions	(0.570)	(0.657)	(0.859)	(0.921)	(0.990)

Net asset value, end of period	$13.990	$13.220	$14.260	$15.100	$15.260

Market value, end of period	$13.390	$11.240	$15.060	$15.940	$18.650

Total investment return based on:1
Market value	24.49%	(21.63% )	(0.14% )	(9.86% )	14.64%
Net asset value	10.55%	(2.66% )	(0.19% )	4.35%	3.44%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$67,651	$63,952	$68,973	$73,056	$73,833
Ratio of expenses to average net assets applicable to common shares2	0.56%	0.91%	1.03%	1.01%	0.95%
Ratio of net investment income to average net assets
applicable to common shares2	4.41%	5.55%	6.37%	6.49%	6.51%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares3	4.41%	4.28%	4.23%	4.56%	5.11%
Portfolio turnover	20%	16%	16%	11%	12%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)4	$—	$—	$40,000	$40,000	$40,000
Net asset coverage per share of preferred shares, end of period4	$—	$—	$136,216	$141,320	$142,291
Liquidation value per share of preferred shares4,5	$—	$—	$50,000	$50,000	$50,000

1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
2 Ratios do not reflect the effect of dividend payments to preferred shareholders.
3 Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.
4 In 2008, the Fund redeemed all of its preferred shares at par plus accumulated dividends amounting to $40,042,778. See Note 7 in “Notes to financial statements.”
5 Excluding any accumulated but unpaid dividends.

See accompanying notes

Delaware Investments Minnesota Municipal Income Fund II, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$13.140	$14.190	$14.880	$14.730	$14.890

Income (loss) from investment operations:
Net investment income	0.602	0.776	0.962	0.963	0.971
Net realized and unrealized gain (loss) on investments	0.888	(1.013)	(0.674)	0.225	0.012
Dividends on preferred stock from:
Net investment income	—	(0.175)	(0.318)	(0.298)	(0.243)
Total dividends on preferred stock	—	(0.175)	(0.318)	(0.298)	(0.243)
Total from investment operations	1.490	(0.412)	(0.030)	0.890	0.740

Less dividends to common shareholders from:
Net investment income	(0.570)	(0.638)	(0.660)	(0.740)	(0.900)
Total dividends	(0.570)	(0.638)	(0.660)	(0.740)	(0.900)

Net asset value, end of period	$14.060	$13.140	$14.190	$14.880	$14.730

Market value, end of period	$12.740	$11.250	$13.450	$14.640	$16.200

Total investment return based on:1
Market value	18.58%	(11.91% )	(3.58% )	(5.13% )	4.73%
Net asset value	12.04%	(2.48% )	0.08%	6.05%	4.69%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$161,723	$151,184	$163,305	$171,143	$169,481
Ratio of expenses to average net assets applicable to common shares2,4	0.56%	0.98%	1.18%	1.20%	1.07%
Ratio of net investment income to average net assets
applicable to common shares2	4.36%	5.74%	6.61%	6.52%	6.45%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares3	4.36%	4.45%	4.43%	4.50%	4.86%
Portfolio turnover	19%	15%	6%	3%	8%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)5	$—	$—	$95,000	$95,000	$95,000
Net asset coverage per share of preferred shares, end of period5	$—	$—	$135,950	$140,075	$139,200
Liquidation value per share of preferred shares5,6	$—	$—	$50,000	$50,000	$50,000

1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
2 Ratios do not reflect the effect of dividend payments to preferred shareholders.
3 Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.
4 The ratio of expenses to average net assets applicable to common shares includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs for the years ended March 31, 2009, 2008, and 2007. See Note 1 and 8 in “Notes to financial statements.”
5 In 2008, the Fund redeemed all of its preferred shares at par plus accumulated dividends amounting to $95,083,577. See Note 7 in “Notes to financial statements.”
6 Excluding any accumulated but unpaid dividends.

See accompanying notes

(continues)     25

Financial highlights

Delaware Investments National Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$11.960	$13.360	$14.560	$14.650	$15.340

Income (loss) from investment operations:
Net investment income	0.571	0.704	0.919	0.960	1.017
Net realized and unrealized gain (loss) on investments	1.049	(1.367)	(1.081)	0.141	(0.236)
Dividends on preferred stock from:
Net investment income	—	(0.172)	(0.311)	(0.285)	(0.202)
Net realized gain on investments	—	—	(0.015)	(0.018)	(0.055)
Total dividends on preferred stock	—	(0.172)	(0.326)	(0.303)	(0.257)
Total from investment operations	1.620	(0.835)	(0.488)	0.798	0.524

Less dividends and distributions to common shareholders from:
Net investment income	(0.510)	(0.565)	(0.668)	(0.820)	(0.970)
Net realized gain on investments	—	—	(0.044)	(0.068)	(0.244)
Total dividends and distributions	(0.510)	(0.565)	(0.712)	(0.888)	(1.214)

Net asset value, end of period	$13.070	$11.960	$13.360	$14.560	$14.650

Market value, end of period	$12.140	$10.850	$11.950	$14.530	$16.050

Total investment return based on:1
Market value	16.69%	(4.31% )	(13.11% )	(4.12% )	14.75%
Net asset value	13.97%	(5.65% )	(3.05% )	5.27%	2.76%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$31,650	$28,967	$32,365	$35,256	$35,492
Ratio of expenses to average net assets applicable to common shares2	0.63%	1.06%	1.16%	1.10%	1.07%
Ratio of net investment income to average net assets
applicable to common shares2	4.48%	5.63%	6.54%	6.58%	6.70%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares3	4.48%	4.25%	4.22%	4.51%	5.01%
Portfolio turnover	69%	36%	17%	9%	28%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)4	$—	$—	$20,000	$20,000	$20,000
Net asset coverage per share of preferred shares, end of period4	$—	$—	$130,914	$138,141	$138,731
Liquidation value per share of preferred shares4,5	$—	$—	$50,000	$50,000	$50,000

1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
2 Ratios do not reflect the effect of dividend payments to preferred shareholders.
3 Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.
4 In 2008, the Fund redeemed all of its preferred shares at par plus accumulated dividends amounting to $20,019,516. See Note 7 in “Notes to financial statements.”
5 Excluding any accumulated but unpaid dividends.

See accompanying notes

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

March 31, 2010

Delaware Investments Arizona Municipal Income Fund, Inc. (Arizona Municipal Fund), Delaware Investments Colorado Municipal Income Fund, Inc. (Colorado Municipal Fund) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (Minnesota Municipal Fund II) are organized as Minnesota corporations and Delaware Investments National Municipal Income Fund (National Municipal Fund) is organized as a Massachusetts business trust (each referred to as a Fund and collectively as the Funds). Arizona Municipal Fund, Colorado Municipal Fund, Minnesota Municipal Fund II and National Municipal Fund are considered diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds’ shares trade on the NYSE Amex Equities, the successor to the American Stock Exchange.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from state personal income tax, if any, consistent with the preservation of capital. Each Fund, except National Municipal Income Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Directors/Trustees (each a Board, and collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (March 31, 2007 – March 31, 2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Interest and Related Expenses — Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees of inverse floater programs in which a Fund participates. In an inverse floater program, a Fund transfers its own bonds to a trust that issues floating rate securities with an aggregate principal amount equal to the principal of the transferred bonds. In conveyance of the bond, the Funds receive the inverse floating rate securities and cash from the trust. As a result of certain rights retained by the Funds, the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes whereby the cash received is recorded as a liability and interest expense is recorded based on the interest rate of the floating rate securities. Remarketing fees, liquidity fees, and trustees’ expenses are recorded on the accrual basis. There were no interest and related expenses for the year ended March 31, 2010.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended March 31, 2010.

On July 1, 2009, the Financial Accounting Standard Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Funds adopted the Codification for the year ended March 31, 2010. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated daily based on the average weekly net assets of each Fund.

(continues)     27

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended March 31, 2010, the Funds were charged as follows:

Arizona	Colorado	Minnesota	National
Municipal	Municipal	Municipal	Municipal
Fund	Fund	Fund II	Fund
$2,014	$3,325	$7,938	$1,544

At March 31, 2010, each Fund had liabilities payable to affiliates as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Investment management fee payable to DMC	$14,020	$23,047	$55,232	$10,784
Accounting administration and other expenses
payable to DSC	179	288	707	138
Other expenses payable to DMC and affiliates*	418	30,385	1,644	321

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and directors/trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended March 31, 2010, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Arizona	Colorado	Minnesota	National
Municipal	Municipal	Municipal	Municipal
Fund	Fund	Fund II	Fund
$3,121	$5,156	$12,309	$2,393

Directors’/Trustees’ fees include expenses accrued by the Funds for each Director’s/Trustee’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or Directors/Trustees of the Funds. These officers and Directors/Trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2010, the Fund made purchases and sales of investment securities other than short-term investments as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Purchases	$9,832,332	$13,637,475	$31,062,260	$21,131,602
Sales	7,876,326	12,898,561	29,846,597	20,828,960

At March 31, 2010, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Cost of investments	$40,303,944	$66,169,368	$154,385,698	$30,976,220
Aggregate unrealized appreciation	$1,088,737	$2,401,823	$7,375,049	$1,269,279
Aggregate unrealized depreciation	(1,010,857)	(1,172,928)	(1,688,217)	(315,416)
Net unrealized appreciation	$77,880	$1,228,895	$5,686,832	$953,863

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of each Fund’s investments by the fair value hierarchy levels as of March 31, 2010:

Arizona Municipal Fund
Level 2
Municipal Bonds	$40,381,824
Total	$40,381,824

Colorado Municipal Fund
Level 2
Municipal Bonds	$67,298,263
Short-Term	100,000
Total	$67,398,263

Minnesota Municipal Fund II
Level 2
Municipal Bonds	$160,072,530
Total	$160,072,530

National Municipal Fund
Level 2
Municipal Bonds	$31,630,083
Short-Term	300,000
Total	$31,930,083

There were no Level 3 securities at the beginning or end of the period.

In January 2010, the FASB issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for each Fund’s year ending March 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

(continues)       29

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Year Ended 3/31/10
Ordinary income	$—	$—	$—	$18,011
Tax-exempt income	1,438,912	2,757,147	6,557,836	1,217,311
Long-term capital gain	74,555	—	—	—
Total	$1,513,467	$2,757,147	$6,557,836	$1,235,322

Year Ended 3/31/09
Ordinary income	$129,029	$319,989	$637,277	$92,304
Tax-exempt income	2,090,880	3,691,139	8,705,599	1,692,283
Total	$2,219,909	$4,011,128	$9,342,876	$1,784,587

5. Components of Net Assets on a Tax Basis

As of March 31, 2010, the components of net assets on a tax basis were as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Shares of beneficial interest	$40,651,205	$66,918,121	$157,931,075	$33,208,317
Undistributed ordinary income	580	—	—	—
Undistributed long-term capital gain	97,331	—	—	—
Undistributed tax-exempt income	268,364	176,704	362,513	145,793
Capital loss carryforwards	—	(672,918)	(2,257,889)	(2,649,375)
Post-October losses	—	—	—	(8,470)
Unrealized appreciation of investments	77,880	1,228,895	5,686,832	953,863
Net assets	$41,095,360	$67,650,802	$161,722,531	$31,650,128

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through March 31, 2010 that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions, capital loss carryforward expiration and tax treatment of market discount on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2010, the Funds recorded the following reclassifications:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Paid-in capital	$—	$—	$(8,416)	$—
Undistributed net investment income	(11,209)	(1,809)	(3,902)	(2,376)
Accumulated net realized gain (loss)	11,209	1,809	12,318	2,376

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $221,375 and $980,028 was utilized in 2010 for Arizona Municipal Fund and Colorado Municipal Fund, respectively and $8,416 expired in 2010 for Minnesota Municipal Fund. Capital loss carryforwards remaining at March 31, 2010 will expire as follows:

	Colorado	Minnesota	National
	Municipal	Municipal	Municipal
Year of Expiration	Fund	Fund II	Fund
2013	$—	$9,826	$—
2016	—	—	18,596
2017	672,918	1,983,869	1,770,984
2018	—	264,194	859,795
Total	$672,918	$2,257,889	$2,649,375

6. Capital Stock

Pursuant to their articles of incorporation, Arizona Municipal Fund, Colorado Municipal Fund and Minnesota Municipal Fund II each have 200 million shares of $0.01 par value common shares authorized. National Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. The Funds did not repurchase any shares under the Share Repurchase Program during the year ended March 31, 2010. Shares issuable under the Funds’ dividend reinvestment plan are purchased by the Funds’ transfer agent, BNY Mellon Shareowner Services, in the open market.

For the year ended March 31, 2010, the Funds did not have any transactions in common shares.

7. Redemption of Preferred Shares

On October 7, 2008, the Funds’ Board approved a plan to redeem all outstanding preferred shares issued by the Funds. The plan was intended to better position each Fund to pursue its investment objectives in light of the unprecedented market volatility, which has resulted in higher short-term interest rates. Management recommended the redemption of the Funds’ preferred shares based on its expectation that at that time it may become increasingly difficult for the Funds to invest the assets attributable to the preferred shares in securities that provide a sufficient rate of return compared to the dividend rates payable on the preferred shares, which had remained elevated in recent remarketings. These higher costs, in conjunction with market conditions at that time, could cause the Funds to realize an overall lower rate of return than if the Funds were not leveraged. Each Fund’s Board may consider adding some form of leverage to the Funds in the future if warranted by economic conditions at that time.

Prior to the redemption of the preferred shares, each Fund had a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends. The effective dates and redemption values are as follows:

	Shares Redeemed	Total
Arizona Municipal Fund
Effective 10/24/08
Series A	250	$12,512,197.50
Series B	250	12,512,197.50
Total	500	$25,024,395.00

Colorado Municipal Fund
Effective 10/22/08
Series A	270	$13,516,758.90
Series B	270	13,516,758.90
		$27,033,517.80
Effective 10/29/08
Colorado A	95	$4,753,593.85
Colorado B	95	4,753,593.85
		$9,507,187.70
Effective 11/5/08
Series A	35	$1,751,036.00
Series B	35	1,751,036.00
		$3,502,072.00
Total	800	$40,042,777.50

Minnesota Municipal Fund II
Effective 10/22/08
Series B	355	$17,772,038.40
Effective 10/24/08
Series A	355	$17,767,320.45
Series C	227	11,361,075.33
Series D	177	8,858,635.83
		$37,987,031.61
Effective 10/29/08 and 10/31/08
Series A	115	$5,753,645.50
Series B	115	5,754,350.45
Series C	80	4,002,536.00
Series D	60	3,001,902.00
		$18,512,433.95
Effective 11/5/08 and 11/7/08
Series B	130	$6,503,848.00
Series A	130	6,503,738.80
Series C	93	4,652,674.68
Series D	63	3,151,811.88
		$20,812,073.36
Total	1,900	$95,083,577.32

National Municipal Fund
Effective 10/24/08
Series A	200	$10,009,758.00
Series B	200	10,009,758.00
Total	400	$20,019,516.00

In connection with these transactions, each Fund liquidated a corresponding amount of its investments to fund the redemptions.

(continues)       31

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Inverse Floaters — Each Fund may participate in inverse floater programs where a fund transfers its own bonds to a trust that issues floating rate securities and inverse floating rate securities (inverse floaters) with an aggregate principal amount equal to the principal of the transferred bonds. The inverse floaters received by the Funds are derivative tax-exempt obligations with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of the inverse floaters will generally be more volatile than other tax-exempt investments. The Funds typically use inverse floaters to adjust the duration of their portfolio. Duration measures a portfolio’s sensitivity to changes in interest rates. By holding inverse floaters with a different duration than the underlying bonds that a Fund transferred to the trust, the Fund seeks to adjust its portfolio’s sensitivity to changes in interest rates. The Funds may also invest in inverse floaters to add additional income to the Funds or to adjust the Funds’ exposure to a specific segment of the yield curve. At March 31, 2010, and during the year then ended, the Funds held no investments in inverse floaters.

9. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local and national economic conditions, as applicable and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At March 31, 2010, the percentages of each Fund’s net assets insured by bond insurers are listed below:

Arizona Municipal Fund	35%
Colorado Municipal Fund	43%
Minnesota Municipal Fund II	25%
National Municipal Fund	41%

These securities have been identified in the statements of net assets.

The Funds invest a portion of their assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding”. “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond, generally, to its first call date. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed through a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. As of March 31, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Funds’ Liquidity Procedures.

10. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

11. Delaware Investments National Municipal Income Fund – Investments in Municipal Securities Issued by the State of Florida

On September 13, 2007, shareholders of Delaware Investments National Municipal Income Fund (formerly Delaware Investments Florida Insured Municipal Income Fund) approved (1) the elimination of the Fund’s fundamental investment policy that required the Fund to invest primarily in insured municipal securities issued by the State of Florida and (2) the adoption of a new fundamental investment policy permitting the Fund to invest in un-insured municipal securities issued by states other than Florida. The Fund’s portfolio managers began to transition the Fund’s portfolio to include un-insured municipal bonds issued by other states and territories on October 15, 2007. As of March 31, 2010, municipal bonds issued by the State of Florida constitute approximately 35% of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions in Florida than other more geographically diversified national municipal income funds.

12. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (former parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment management agreement between DMC and the Funds. On January 4, 2010, the new investment management agreement between DMC and the Funds that was approved by the shareholders became effective.

13. Subsequent Event

Management has determined no material events or transactions occurred subsequent to March 31, 2010 that would require recognition or disclosure in the Funds’ financial statements.

14. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended March 31, 2010, each Fund designates distributions paid during the year as follows:

	(A)	(B)	(C)
	Long-Term	Ordinary	Tax-Exempt
	Capital Gain	Income	Income	Total
	Distributions	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)
Arizona Municipal Fund	4.93%	—	95.07%	100.00%
Colorado Municipal Fund	—	—	100.00%	100.00%
Minnesota Municipal Fund II	—	—	100.00%	100.00%
National Municipal Fund	—	1.46%	98.54%	100.00%

(A), (B), and (C) are based on a percentage of each Fund’s total distributions.

Report of independent
registered public accounting firm

The Shareholders and Board of Directors/Trustees of
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Investments National Municipal Income Fund (the “Funds”) as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
May 19, 2010

Other Fund information
(Unaudited)

Delaware Investments Closed-End Municipal Bond Funds

Fund management

Joseph R. Baxter
Senior Vice President, Head of Municipal Bond
Department, Senior Portfolio Manager

Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999 as head municipal bond trader, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Stephen J. Czepiel
Senior Vice President, Senior Portfolio Manager

Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Denise A. Franchetti, CFA
Vice President, Portfolio Manager, Senior Research Analyst

Denise A. Franchetti is a senior research analyst for the municipal bond department. Currently, she is responsible for following the airports/airlines, education, hotels, leases, turnpike/ toll, and transportation sectors for the group. In 2003, she was also named as portfolio manager on several of the tax-exempt funds in addition to her research duties. Prior to joining Delaware Investments in 1997 as a municipal bond analyst, she was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance. Franchetti received her bachelor’s degree and an MBA from La Salle University, and she is a member of the CFA Society of Philadelphia.

(continues)       35

Other Fund information
(Unaudited)

Delaware Investments Closed-End Municipal Bond Funds

Proxy Results

At the Annual Meeting on August 19, 2009, the Funds’ Shareholders elected nine directors/trustees. The results of the voting at the meeting were as follows:

Delaware Investments Arizona Municipal Income Fund, Inc.

	Common Shareholders
		Shares Voted
	Shares Voted for	Withheld Authority
Patrick P. Coyne	2,624,380	81,357
Thomas L. Bennett	2,624,672	81,060
John A. Fry	2,625,070	80,667
Anthony D. Knerr	2,612,423	93,314
Lucinda S. Landreth	2,626,870	78,867
Ann R. Leven	2,620,723	85,014
Thomas F. Madison*	2,616,080	89,657
Janet L. Yeomans*	2,624,413	81,324
J. Richard Zecher	2,622,220	83,517

Delaware Investments Colorado Municipal Income Fund, Inc.

	Common Shareholders
		Shares Voted
	Shares Voted for	Withheld Authority
Patrick P. Coyne	4,403,406	142,397
Thomas L. Bennett	4,405,656	140,147
John A. Fry	4,402,057	143,746
Anthony D. Knerr	4,375,714	170,089
Lucinda S. Landreth	4,404,207	141,596
Ann R. Leven	4,404,207	141,596
Thomas F. Madison*	4,396,521	149,281
Janet L. Yeomans*	4,402,757	143,046
J. Richard Zecher	4,371,484	174,319

Delaware Investments Minnesota Municipal Income Fund II, Inc.

	Common Shareholders
		Shares Voted
	Shares Voted for	Withheld Authority
Patrick P. Coyne	9,692,516	367,481
Thomas L. Bennett	9,687,946	372,051
John A. Fry	9,689,485	370,512
Anthony D. Knerr	9,625,459	434,538
Lucinda S. Landreth	9,694,211	365,785
Ann R. Leven	9,644,796	415,200
Thomas F. Madison*	9,576,711	483,286
Janet L. Yeomans*	9,690,980	369,016
J. Richard Zecher	9,638,531	421,465

Delaware Investments National Municipal Income Fund

	Common Shareholders
		Shares Voted
	Shares Voted for	Withheld Authority
Patrick P. Coyne	2,152,651	136,683
Thomas L. Bennett	2,151,851	137,483
John A. Fry	2,152,851	136,483
Anthony D. Knerr	2,152,851	136,483
Lucinda S. Landreth	2,152,793	136,541
Ann R. Leven	2,162,831	126,503
Thomas F. Madison*	2,153,609	135,725
Janet L. Yeomans*	2,153,751	135,583
J. Richard Zecher	2,153,043	136,291

*Mr. Madison and Ms. Yeomans were previously elected by the preferred shares of each Fund. Since each Fund redeemed its preferred shares in 2008, the right to elect two directors/trustees reverted to the common shareholders of each Fund.

At Joint Special Meetings of Shareholders of each Fund held on November 12, 2009 and reconvened on March 16, 2010, the shareholders of each Fund voted to approve a new investment advisory agreement between each Fund and Delaware Management Company.

A quorum of the shares outstanding was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Investments Arizona Municipal Income Fund, Inc.

Shares Voted for	1,354,251
Shares Voted Withheld	58,543
Shares Voted Against	92,001

Delaware Investments Colorado Municipal Income Fund, Inc.

Shares Voted for	2,214,567
Shares Voted Withheld	128,422
Shares Voted Against	108,247
Delaware Investments Minnesota Municipal Income Fund II, Inc.

Shares Voted for	5,437,669
Shares Voted Withheld	307,219
Shares Voted Against	360,108

Delaware Investments National Municipal Income Fund

Shares Voted for	1,140,098
Shares Voted Withheld	40,900
Shares Voted Against	59,416

In a press release on August 19, 2009, Lincoln National Corporation announced that one of its subsidiaries signed a stock purchase agreement to sell ownership of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments), including Delaware Management Company, a series of Delaware Management Business Trust (the “Manager”), to Macquarie Group (the “Transaction”). On January 4, 2010, the Transaction was completed and the new investment advisory agreements between each Fund and the Manager that were approved by the shareholders became effective. Delaware Management Holdings, Inc. is a subsidiary, and subject to the ultimate control, of Macquarie Group. Macquarie Group, with headquarters in Sydney, Australia, is a global provider of banking, financial, advisory, investment and fund management services.

Dividend Reinvestment Plan

Each Fund offers an automatic dividend reinvestment program (“Plan”). Under the current policies of Arizona Municipal Income Fund, Minnesota Municipal Income Fund II, and National Municipal Income Fund all distributions of net investment income and capital gains to common shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to shareholders by the dividend plan agent. Under the current policies of Colorado Municipal Income Fund, distributions of net investment income and capital gains to common shareholders will be paid in cash unless shareholders notify BNY Mellon Investor Services, Inc. (“BNY Mellon”) of their desire to participate in the dividend reinvestment program. Shareholders who hold their shares through a bank, broker or other nominee should request the bank, broker or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker or nominee provides a dividend reinvestment service for the Funds. If the bank, broker or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.

BNY Mellon will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on each Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of each Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery and related matters to which BNY Mellon may agree. The Funds will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of a Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to BNY Mellon so that BNY Mellon receives such instructions at least 10 days prior to the Distribution record date. Shareholders with shares held in account by a bank, broker or other nominee should contact such bank, broker or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by BNY Mellon at least 10 days prior to the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of BNY Mellon. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, BNY Mellon will sell such shares at the then current market value and then send the net proceeds to the shareholder, after deducting brokerage commissions and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less brokerage commissions and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless BNY Mellon is notified of the shareholder’s withdrawal from the Plan.

(continues)     37

Other Fund information
(Unaudited)

Delaware Investments Closed-End Municipal Bond Funds

Dividend Reinvestment Plan (continued)

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

BNY Mellon will charge participants their proportional share of brokerage commissions on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to BNY Mellon. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor. If you have any questions and shares are registered in your name, contact BNY Mellon at 800 851-9677.

Board Consideration of New Investment Advisory Agreement

At a meeting held on September 3, 2009 (the “Meeting”), the Board of Directors of the Delaware Investments Family of Funds (the “Board”), including the independent Directors, unanimously approved a new investment advisory agreement between each registrant on behalf of each series (each, a “Fund” and together, the “Funds”) and Delaware Management Company (“DMC”) in connection with the sale of Delaware Investments’ advisory business to Macquarie Bank Limited (the “Macquarie Group”) (the “Transaction”). In making its decision, the Board considered information furnished specifically in connection with the approval of the new investment advisory agreements with DMC (the “New Investment Advisory Agreements”), which included extensive materials about the Transaction and matters related to the proposed approvals. To assist the Board in considering the New Investment Advisory Agreements, Macquarie Group provided materials and information about Macquarie Group, including detailed written responses to the questions posed by the independent Directors. DMC also provided materials and information about the Transaction, including detailed written responses to the questions posed by the independent Directors.

At the Meeting, the Directors discussed the Transaction with DMC management and with key Macquarie Group representatives. The Meeting included discussions of the strategic rationale for the Transaction and Macquarie Group’s general plans and intentions regarding the Funds and DMC. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of Delaware Management Holdings Inc. and DMC in connection with the Transaction.

In connection with the Directors’ review of the New Investment Advisory Agreements for the Funds, DMC and/or Macquarie Group emphasized that:
  They expected that there would be no adverse changes as a result of the Transaction, in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services.

  No material changes in personnel or operations were contemplated in the operation of DMC under Macquarie Group as a result of the Transaction and no material changes were currently contemplated in connection with third party service providers to the Funds.

  Macquarie Group had no intention to cause DMC to alter the voluntary expense waivers and reimbursements currently in effect for the Funds.

  Under the agreement between Macquarie Group and Lincoln National Corporation (“LNC”) (the “Transaction Agreement”), Macquarie Group has agreed to conduct, and to cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”) with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as independent Directors and not imposing any “unfair burden” on the Funds for at least two years from the closing of the Transaction (the “Closing”).
In addition to the information provided by DMC and Macquarie Group as described above, the Directors also considered all other factors they believed to be relevant to evaluating the New Investment Advisory Agreements, including the specific matters discussed below. In their deliberations, the Directors did not identify any particular information that was controlling, and different Directors may have attributed different weights to the various factors. However, for each Fund, the Directors determined that the overall arrangements between the Fund and DMC, as provided in the respective New Investment Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and DMC, were fair and reasonable in light of the services to be performed, expenses incurred, and such other matters as the Directors considered relevant. Factors evaluated included:
  The potential for expanding distribution of Fund shares through access to Macquarie Group’s existing distribution channels;

  Delaware Investments’ acquisition of an exclusive wholesaling sales force from a subsidiary of LNC;

  The reputation, financial strength, and resources of Macquarie Group as well as its historic and ongoing commitment to the asset management business in Australia as well as other parts of the world;

  The terms and conditions of the New Investment Advisory Agreements, including that each Fund’s total contractual fee rate under the New Investment Advisory Agreement will remain the same;

  The Board’s full annual review (or initial approval) of the current investment advisory agreements at their in-person meeting in May 2009 as required by the 1940 Act and its determination that (i) DMC had the capabilities, resources, and personnel necessary to provide the satisfactory advisory and administrative services currently provided to each Fund and (ii) the advisory and/or management fees paid by each Fund, taking into account any applicable fee waivers and breakpoints, represented reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of its reasonable judgment;

  The portfolio management teams for the Funds are not currently expected to change as a result of the Transaction;

  LNC and Macquarie Group were expected to execute a reimbursement agreement pursuant to which LNC and Macquarie Group would agree to pay (or reimburse) all reasonable out-of-pocket costs and expenses of the Funds in connection with the Board’s consideration of the Transaction, the New Investment Advisory Agreements and related agreements, and all costs related to the proxy solicitation (the “Expense Agreement”);

  The likelihood that Macquarie Group would invest additional amounts in Delaware Investments, including DMC, which could result in increased assets under management, which in turn would allow some Funds the potential opportunity to achieve economies of scale and lower fees payable by Fund shareholders; and

  The compliance and regulatory history of Macquarie Group and its affiliates.
In making their decision relating to the approval of each Fund’s New Investment Advisory Agreement, the independent Directors gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Directors and the conclusions reached in approving the New Investment Advisory Agreements.

Nature, Extent, and Quality of Service. The Directors considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements would be substantially similar to the current investment advisory agreements between the Funds and DMC (the “Current Investment Advisory Agreements”), and they, therefore, considered the many reports furnished to them throughout 2008 and 2009 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the code of ethics adopted throughout the Delaware Investments Family of Funds complex; and the adherence to fair value pricing procedures as established by the Board. The Directors were pleased with the current staffing of DMC and the emphasis placed on research and risk management in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to Fund matters.

The Board was assured that shareholders would continue to receive the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds. Based on the information provided by DMC and Macquarie Group, including that Macquarie Group and DMC currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC or (ii) third party service providers to the Funds, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements. The Board also concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Board concluded that it did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution or other shareholder services) currently provided to the Funds and their shareholders.

Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Directors placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Directors gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Directors gave particular weight to their review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in May 2009. At that meeting, the Directors reviewed reports prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”) which showed each Fund’s investment performance as of December 31, 2008 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Universe”). During the May 2009 agreement review process, the Directors observed the significant improvements to relative investment performance of the Funds as compared to the Funds’ performance as of December 31, 2007.

(continues)     39

Other Fund information
(Unaudited)

Delaware Investments Closed-End Municipal Bond Funds

Board Consideration of New Investment Advisory Agreement (continued)

At their meeting on September 3, 2009, the Directors, including the independent Directors in consultation with their independent counsel, reviewed the investment performance of each Fund. The Directors compared the performance of each Fund relative to that of its respective Performance Universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009 and compared its relative investment performance against the corresponding relative investment performance of each Fund for such time periods ended December 31, 2008, to the extent applicable. As of June 30, 2009, 30 of the Funds had investment performance relative to that of the respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for all applicable time periods. At June 30, 2009, an additional 6 Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for a majority of the applicable time periods. At June 30, 2009, 15 additional Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative performance at December 31, 2008 and only 29 Funds had poorer relative investment performance at June 30, 2009 compared to that at December 31, 2008. The Board therefore concluded that the investment performance of the Funds on an aggregate basis had continued to improve relative to their respective Performance Universe since the data reviewed at the May 2009 meeting.

Delaware Investments Arizona Municipal Income Fund, Inc. – The Performance Universe for the Fund consisted of the Fund and all leveraged closed–end other state municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, five- and ten-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Investments Colorado Municipal Income Fund, Inc. – The Performance Universe for the Fund consisted of the Fund and all leveraged closed–end other state municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Investments Minnesota Municipal Income Fund II, Inc. – The Performance Universe for the Fund consisted of the Fund and all leveraged closed–end other state municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Investments National Municipal Income Fund – The Performance Universe for the Fund consisted of the Fund and all leveraged closed–end general municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the first quartile. The report further showed that the Fund’s total return for the three-year period was in the second quartile and the Fund’s total return for the five- and ten-year periods was in the third quartile. The Board determined that the Fund’s performance results were mixed. In evaluating the Fund’s performance, the Board considered the strategy changes implemented in late 2007 and the improved performance for the one- and three-year periods. The Board was satisfied that Management was taking effective action to enhance Fund performance and meet the Board’s performance objective.

Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreement would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Macquarie Group did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance, which the Board found to be satisfactory and improving; and (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction.

Comparative Expenses. The Directors also considered expense comparison data for the Funds previously provided in May 2009. At that meeting, DMC had provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Directors focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee limitations. Each Fund’s total expenses were also compared with those of its Expense Group. The Directors also considered fees paid to Delaware Investments for nonmanagement services. At the September 3, 2009 meeting, DMC advised the Board that the more recent comparative expenses for the Funds remained consistent with the previous review in May 2009 and, consequently, the Directors concluded that expenses of the Funds were satisfactory.

The Board also considered the Expense Agreement under negotiation in evaluating Fund expenses. The Directors expected that the Expense Agreement would provide that LNC and Macquarie Group would pay or reimburse the Funds for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the consideration of the New Investment Advisory Agreements (subject to certain limited exceptions).

Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreements likely would have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreement would remain the same; (ii) under the Expense Agreement, the Funds would be reimbursed for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the related proxy solicitation (subject to certain limited exceptions); and (iii) the expense ratios of certain Funds might decline as a result of the possible increased investment in Delaware Investments by Macquarie Group, as discussed below under “Economies of Scale.”

Management Profitability. At their meeting on September 3, 2009, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its May 2009 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the Funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability.

At the May 2009 meeting, representatives of DMC had stated that the level of profits of DMC, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments (including DMC and its affiliates that provide services to the Funds). The Board considered Delaware Investments’ efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide U.S. Securities and Exchange Commission initiatives. At that meeting, the Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC. At the September 3, 2009 meeting, DMC advised the Board that DMC did not expect the Transaction to affect materially the profitability of Delaware Investments compared to the level of profitability considered during the May 2009 review. Moreover, the Directors reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009 (which were provided by Macquarie Group and DMC in response to the Directors’ requests) and evaluated the projections of Delaware Investments’ capitalization following the Transaction for purposes of evaluating the financial ability of Delaware Investments to continue to provide the nature, extent, and quality of services as it had under the Current Investment Advisory Agreement.

Based on information provided by DMC and Macquarie Group, the Board concluded that DMC and Delaware Investments would be sufficiently capitalized following the Transaction to continue the same level and quality of services to the Funds under the New Investment Advisory Agreements as was the case under the Current Investment Advisory Agreements. The Board also concluded that Macquarie Group had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in Delaware Investments, including DMC, to the extent that Macquarie Group determined it was appropriate. Finally, because services and costs were expected to be substantially the same (and DMC had represented that, correspondingly, profitability would be about the same), under the New Investment Advisory Agreements as under the Current Investment Advisory Agreements, the Directors concluded that the profitability of Delaware Investments would not result in an inequitable charge on the Funds or their shareholders. Accordingly, the Board concluded that the fees charged under the New Investment Advisory Agreements would be reasonable in light of the services to be provided and the expected profitability of DMC.

Economies of Scale. As a closed-end fund, the Funds do not issue shares on a continuous basis. Fund assets increase only to the extent that the values of the underlying securities in the Fund increase. Accordingly, the Board determined that the Funds were not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

The Board also acknowledged Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market. Nonetheless, the Directors concluded that additional economies of scale could potentially be achieved in the future if DMC were owned by Macquarie Group as a result of Macquarie Group’s willingness to invest further in Delaware Investments if appropriate opportunities arise.

Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities and that DMC’s profitability would likely be somewhat lower without the benefit of practices with respect to allocating Fund portfolio brokerage for brokerage and research services. The Board also considered that Macquarie Group and Delaware Investments may derive reputational, strategic, and other benefits from their association with the Delaware Investments Family of Funds, and evaluated the extent to which Delaware Investments might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies. However, the Board concluded that (i) any such benefits under the New Investment Advisory Agreements would not be dissimilar from those existing under the Current Investment Advisory Agreements; (ii) such benefits did not impose a cost or burden on the Funds or their shareholders; and (iii) such benefits would probably have an indirectly beneficial effect on the Funds and their shareholders because of the added importance that DMC and Macquarie Group might attach to the Funds as a result of the fall-out benefits that the Funds conveyed.

Board Review of Macquarie Group. The Directors reviewed detailed information supplied by Macquarie Group about its operations as well as other information regarding Macquarie Group provided by independent legal counsel to the independent Directors. Based on this review, the Directors concluded that Delaware Investments would continue to have the financial ability to maintain the high quality of services required by the Funds. The Directors noted that there would be a limited transition period during which some services previously provided by LNC to Delaware Investments would continue to be provided by LNC after the Closing, and concluded that this arrangement would help minimize disruption in Delaware Investments’ provision of services to the Funds following the Transaction.

The Board considered Macquarie Group’s current intention to leave the Funds’ other service providers in place. The Board also considered Macquarie Group’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. Based in part on the information provided by DMC and Macquarie Group, the Board concluded that Macquarie Group’s acquisition of Delaware Investments could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

(continues)     41

Other Fund information
(Unaudited)

Delaware Investments Closed-End Municipal Bond Funds

Board Consideration of New Investment Advisory Agreement (continued)

Conclusion. The Board concluded that the advisory fee rate under each New Investment Advisory Agreement was reasonable in relation to the services provided and that execution of the New Investment Advisory Agreement would be in the best interests of the shareholders. For each Fund, the Directors noted that they had concluded in their most recent advisory agreement continuance considerations in May 2009 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Directors also noted, with respect to the Funds that currently had the benefit of voluntary fee limitations, that Macquarie Group had no present intention to cause DMC to alter any voluntary expense limitations or reimbursements currently in effect. On that basis, the Trustees concluded that the total expense ratios and proposed advisory fees for the Funds anticipated to result from the Transaction were acceptable. In approving each New Investment Advisory Agreement, the Board stated that it anticipated reviewing the continuance of the New Investment Advisory Agreement in advance of the expiration of the initial two-year period.

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) will resign as the independent registered public accounting firm for Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Investments National Municipal Income Fund (the “Funds”) effective May 27, 2010. At a meeting held on February 18, 2010, the Board of Directors/Trustees of the Funds, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLC (“PwC”) to serve as the independent registered public accounting firm for each Fund for the fiscal year ending March 31, 2011. During the fiscal years ended March 31, 2009 and March 31, 2010, E&Y’s audit reports on the financial statements of the Funds did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between any of the Funds and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. None of the Funds nor anyone on their behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Funds’ financial statements.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne1 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.2	80
Director
Kaydon Corp.

Board of Governors
Member
Investment Company
Institute (ICI)

Finance Committee
Member –
St. John Vianney
Roman Catholic Church

Board of Trustees –
Agnes Irwin School

Member of Investment
Committee –
Cradle of Liberty
Council, BSA
(2007 – 2010)

Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present) Investment Manager Morgan Stanley & Co. (January 1984–March 2004)	80	Director Bryn Mawr Bank Corp. (BMTC) Chairman of Investment Committee –Pennsylvania Academy of Fine Arts Investment Committee and Governance Committee Member– Pennsylvania Horticultural Society
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Franklin & Marshall College (July 2002–Present) Executive Vice President University of Pennsylvania (April 1995–June 2002)	80	Director – Community Health Systems Director – ECORE Director - Allied Banton Securities Holdings (From 2005 to 2008)

(continues)     43

				Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	80	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer Assurant, Inc. (Insurance) (2002–2004)	80	None
Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant ARL Associates (Financial Planning) (1983–Present)	80	Director and Audit Committee Chair – Systemax Inc. (2001– 2009) Director and Audit Committee Chairperson – Andy Warhol Foundation (1999 – 2007)
Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 19973	President and Chief Executive Officer MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993–Present)	80
Director and Chair of
Compensation
Committee,
Governance Committee
Member–
CenterPoint Energy

Lead Director and Chair
of Audit
and Governance
Committees,
Member of
Compensation
Committee–
Digital River, Inc.

Director and Chair of
Governance
Committee, Audit
Committee Member–
Rimage Corporation

Director and Chair of
Compensation
Committee–
Spanlink
Communications

Lead Director and
Member of
Compensation
and Governance
Committees–
Valmont Industries, Inc.

Director -
Banner Health
(From 1996 to 2007)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President (July 1995–January 2003) 3M Corporation	80	Director – Okabena Company

				Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder Sutton Asset Management (Hedge Fund) (September 1996–Present)	80	Director and Audit Committee Member – Investor Analytics Director - Oxigene, Inc. (From 2003 to 2008)
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	80	None4
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	80	None4
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	80	None4
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	80	None4

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Investments Closed-End Municipal Bond Funds shareholders. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Funds may, from time to time, purchase shares of their common stock on the open market at market prices.

Board of directors/trustees	Affiliated officers	Contact information

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments® Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Investment manager
Delaware Management Company,
a series of Delaware Management
Business Trust
Philadelphia, PA

Principal office of the Funds
2005 Market Street
Philadelphia, PA 19103-7057

Independent registered public
accounting firm
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Registrar and stock transfer
agent
BNY Mellon Shareowner Services
480 Washington Blvd.
Jersey City, NJ 07310
800 851-9677

Your reinvestment options

Each of the Funds offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact BNY Mellon Shareowner Services at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

For securities dealers and financial institutions representatives
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Number of recordholders as of
March 31, 2010

Arizona Municipal Income Fund	50
Colorado Municipal
Income Fund	115
Minnesota Municipal Income
Fund II	568
National Municipal Income Fund	100

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     John A. Fry
     Thomas F. Madison
     Janet L. Yeomans
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $10,838 for the fiscal year ended March 31, 2010.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $10,800 for the fiscal year ended March 31, 2009.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2009.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,450 for the fiscal year ended March 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations, and tax compliance services with respect to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,250 for the fiscal year ended March 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations, and tax compliance services with respect to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2009.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2010.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2009.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $202,164 and $251,364 for the registrant’s fiscal years ended March 31, 2010 and March 31, 2009, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Thomas L. Bennett, John A. Fry, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser(s) (the “Adviser”) the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a wholly owned subsidiary of RiskMetrics Group ("RiskMetrics"), to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the registrant, ISS/RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all registrant proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2010, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter end for which account statements are available.

				Total Assets in
			No. of Accounts with	Accounts with
	No. of	Total Assets	Performance-Based	Performance-
	Accounts	Managed	Fees	Based Fees
Joseph R. Baxter
Registered Investment	19	$4.3 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	34	$1.9 billion	0	$0
Stephen J. Czepiel
Registered Investment	19	$4.3 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	35	$1.9 billion	0	$0
Denise A. Franchetti
Registered Investment	4	$302.1 million	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	1	$0	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio’s manager’s compensation consists of the following:

     Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus - An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Incentive Plan/Equity Compensation Plan - Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan (the “Plan”) established on March 24, 2009. Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan effective December 26, 2008, which was established in 2001.

     The Plan was established in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder.

     Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
As of May 25, 2010, the portfolio managers of the Fund did not own any Fund shares.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Investments® Arizona Municipal Income Fund, Inc.

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: May 27, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: May 27, 2010

RICHARD SALUS
By: Richard Salus
Title: Chief Financial Officer
Date: May 27, 2010